                                                                      Exhibit 28

CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ARMCO FINANCIAL
  SERVICES GROUP - COMPANIES TO BE SOLD


               SCHEDULE P - ANALYSIS OF LOSSES AND LOSS EXPENSES
                              Notes to Schedule P
(1) The Parts of Schedule P:
Part 1 - detailed information on losses and loss expenses.
Part 2 - history of incurred losses and allocated expenses.
Part 3 - history of loss and allocated expense payments.
Part 4 - history of bulk and incurred-but-not reported reserves. Schedule P Interrogatories

(2) Lines of business A through M and R are groupings of the lines of business used on Page 14, the state page.

(3) Reinsurance A, B, C, and D (lines N to Q) are:
    Reinsurance A = nonproportional property (1988 and subsequent) Reinsurance B = nonproportional liability (1988 and subsequent) Reinsurance C = financial lines (1988 and subsequent)
    Reinsurance D = old Schedule O line 30 (1987 and prior)

(4) The Instructions to Schedule P contain directions necessary for filling out Schedule P.

                         SCHEDULE P - PART 1 - SUMMARY
                                 (000 omitted)

- ----------------------------------------------------------------------------------------------------------------------------------
      1                                                          Loss and Loss Expense Payments
                                             --------------------------------------------------------------------------
    Years              Premiums Earned                                Allocated Loss         9         10         11        12
   in Which    ----------------------------     Loss Payments        Expense Payments                                    Number of
Premiums Were     2         3          4     ------------------------------------------   Salvage  Unallocated  Total     Claims
  Earned and    Direct                           5           6          7          8        and       Loss     Net Paid  Reported-
 Losses Were     and                  Net      Direct                Direct             Subrogation  Expense    (5-6+7  Direct and
   Incurred    Assumed    Ceded     (2 - 3)  and Assumed   Ceded   and Assumed   Ceded    Received   Payments    -8+10)   Assumed
- ----------------------------------------------------------------------------------------------------------------------------------
 1. Prior...   X X X X    X X X X    X X X X     1,224        714        736        641        18       130         735   X X X X

 2. 1984....   225,016    173,815     51,201   171,926    137,345     19,558     15,874     1,780     4,437      42,703   X X X X

 3. 1985....   183,143    132,945     50,198   121,294     88,817     14,985     11,560     1,555     4,411      40,314   X X X X

 4. 1986....   237,661     72,541    165,120    46,540    (18,375)    (2,297)    (8,531)    9,022    17,331      88,480   X X X X

 5. 1987....   208,464     25,783    182,680   100,802      9,230      9,201        785     3,081    11,859     111,848   X X X X

 6. 1988....   247,425     33,421    214,004   126,198     16,722     10,430        916     3,780    12,843     131,833   X X X X

 7. 1989....   282,498     37,848    244,650   163,687     19,796     12,397      1,059     4,581    14,181     169,410   X X X X

 8. 1990....   278,766     18,614    260,153   158,946      4,565     11,344        144     4,560    14,479     180,061   X X X X

 9. 1991....   265,384     14,707    250,677   142,384      5,885      7,801         79     3,887    13,051     157,273   X X X X

10. 1992....   252,899     13,158    239,740   110,023      3,733      4,443        153     2,772    11,239     121,819   X X X X

11. 1993....   242,875     15,327    227,548    64,870      1,403      2,227         32     1,306     7,798      73,461   X X X X
- ----------------------------------------------------------------------------------------------------------------------------------
12. Totals..   X X X X    X X X X    X X X X 1,207,895    269,836     90,828     22,710    36,341   111,759   1,117,936   X X X X
- ----------------------------------------------------------------------------------------------------------------------------------

Note: For "prior," report amounts paid or received in current year only.

      Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

- ----------------------------------------------------------------------------------------------------------------------------------
                        Losses Unpaid                Allocated Loss Expenses Unpaid
             -----------------------------------  -------------------------------------    21         22        23          24
               Case Basis         Bulk + IBNR        Case Basis         Bulk + IBNR                                      Number of
            ----------------   -----------------  -----------------   -----------------                       Total Net   Claims
               13       14       15        16       17        18        19        20     Salvage  Unallocated  Losses  Outstanding-
             Direct            Direct             Direct              Direct               and       Loss        and       Direct
              and                and                and                 and            Subrogation  Expenses   Expenses     and
            Assumed   Ceded    Assumed   Ceded    Assumed    Ceded    Assumed   Ceded  Anticipated   Unpaid     Unpaid    Assumed
- -----------------------------------------------------------------------------------------------------------------------------------
 1. Prior..   8,531   6,653     1,407       993                        468       441                 139      2,457      X X X X
 2. 1984...   1,128   1,060       744       634                        409       338                  10        260      X X X X
 3. 1985...   1,708   1,580     1,275     1,116                      1,022       947                  18        380      X X X X
 4. 1986...  11,220   1,776     1,780       111                        879      (583)      127       477     13,054      X X X X
 5. 1987...   3,143     338       758       282                        738                  75       129      4,148      X X X X
 6. 1988...   6,688   1,043     2,030       467                        962                 179       319      8,489      X X X X
 7. 1989...   8,930     163     3,524       723                      2,593                 560       524     14,685      X X X X
 8. 1990...  17,978   2,989     4,756       982                      4,154                 502       814     23,732      X X X X
 9. 1991...  25,454   2,415    11,685     2,086                      9,430        35     1,367     1,545     43,577      X X X X
10. 1992...  30,507     211    21,327     2,640                     10,858       115     1,989     2,339     62,064      X X X X
11. 1993...  53,578   2,348    35,135     3,091                     12,061       250     2,947     3,358     98,442      X X X X
- ---------------------------------------------------------------------------------------------------------------------------------
12. Totals. 168,863  20,577    84,421    13,124                     43,574     1,543     7,746     9,672    271,286      X X X X
- ---------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
                                                 Loss and Loss Expense                                         Net Balance
                     Total Losses and                 Percentage            Discount for Time                 Sheet Reserves
                  Loss Expenses Incurred       (Incurred/Premiums Earned)    Value of Money        33         After Discount
                ---------------------------   ---------------------------   -----------------                -----------------
                   25        26       27         28        29       30        31        32    Inter-Company     34      35
                 Direct                        Direct                                            Pooling               Loss
                  and                           and                                    Loss    Participation  Losses  Expenses
                Assumed    Ceded     Net*    Assumed    Ceded      Net      Loss     Expense   Percentage    Unpaid   Unpaid
- ------------------------------------------------------------------------------------------------------------------------------
 1. Prior......  X X X X   X X X X    X X X X   X X X X   X X X X    X X X X                    X X X X      2,291       166
 2. 1984.......  198,212   155,250     42,962      88.1      89.3       83.9                                   178        81
 3. 1985.......  144,713   104,019     40,694      79.0      78.2       81.1                                   287        92
 4. 1986.......   75,931   (25,602)   101,533      31.9     (35.3)      61.5                                11,114     1,940
 5. 1987.......  126,630    10,635    115,995      60.7      41.2       63.5                                 3,280       867
 6. 1988.......  159,470    19,148    140,322      64.5      57.3       65.6                                 7,208     1,281
 7. 1989.......  205,836    21,741    184,095      72.9      57.4       75.2                                11,568     3,117
 8. 1990.......  212,473     8,681    203,792      76.2      46.6       78.3                                18,763     4,969
 9. 1991.......  211,350    10,499    200,850      79.6      71.4       80.1                                32,637    10,940
10. 1992.......  190,735     6,852    183,883      75.4      52.1       76.7                                48,982    13,082
11. 1993.......  179,027     7,124    171,903      73.7      46.5       75.5                                83,273    15,169
- ----------------------------------------------------------------------------------------------------------------------------
12. Totals.....  X X X X   X X X X    X X X X   X X X X   X X X X    X X X X                    X X X X    219,583    51,704
- ----------------------------------------------------------------------------------------------------------------------------

*Net = (25 - 26) = (11 + 23)

CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ARMCO FINANCIAL
  SERVICES GROUP - COMPANIES TO BE SOLD


                        SCHEDULE P - PART 2 - SUMMARY

- ------------------------------------------------------------------------------------------------------------------------------------
      1                  Incurred Losses and Allocated Expenses Reported At Year End (000 omitted)                  Development**
                ------------------------------------------------------------------------------------------------  ------------------
Years in Which
 Losses Were       2         3         4         5         6         7         8         9        10        11       12        13
  Incurred       1984      1985      1986      1987      1988      1989      1990      1991      1992      1993   One Year  Two Year
- ------------------------------------------------------------------------------------------------------------------------------------
 1. Prior....   20,627*   21,702    28,102    28,114    28,443    29,418    30,936    30,715    30,562    31,280      718       565
 2. 1984.....   35,637    37,560    39,170    39,752    39,823    39,254    39,022    38,549    38,497    38,515       17       (34)
 3. 1985.....  X X X X    36,373    34,363    35,104    37,119    36,352    36,625    36,194    36,139    36,265      125        71
 4. 1986.....  X X X X   X X X X    89,274    85,369    86,439    77,794    80,931    81,698    82,947    83,726      779     2,028
 5. 1987.....  X X X X   X X X X   X X X X   105,374   100,983   101,348   100,569   101,918   103,376   104,007      630     2,089
 6. 1988.....  X X X X   X X X X   X X X X   X X X X   129,174   128,066   126,314   125,665   125,919   127,161    1,241     1,496
 7. 1989.....  X X X X   X X X X   X X X X   X X X X   X X X X   164,547   164,154   167,044   169,201   169,390      189     2,346
 8. 1990.....  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   178,800   182,929   187,289   188,499    1,210     5,570
 9. 1991.....  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   187,052   185,877   186,254      377      (798)
10. 1992.....  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   173,221   170,305   (2,916)  X X X X
11. 1993.....  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   160,747  X X X X   X X X X
- -----------------------------------------------------------------------------------------------------------------------------------
12. Totals........................................................................................................  2,371    13,331
- -----------------------------------------------------------------------------------------------------------------------------------

*Reported reserves only. Subsequent development relates only to subsequent payments and reserves.

**Current year less first or second prior year, showing (redundant) or adverse.


                         SCHEDULE P - PART 3 - SUMMARY

- -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     12       13
                                                                                                                   Number   Number
                                                                                                                     of       of
     1                       Cumulative Paid Losses and Allocated Expenses At Year End (000 omitted)               Claims   Claims
                 ------------------------------------------------------------------------------------------------- Closed   Closed
Years in Which                                                                                                      With    Without
Losses Were        2         3          4         5        6         7         8         9        10        11      Loss     Loss
Incurred         1984      1985       1986      1987     1988      1989      1990      1991      1992      1993    Payment  Payment
- ----------------------------------------------------------------------------------------------------------------------------------
 1. Prior...      000    10,359     18,569    23,595    25,580    27,470    27,816    27,783    28,357    28,962   X X X X  X X X X
 2. 1984....   18,046    27,510     31,154    33,552    35,431    37,605    38,136    38,178    38,201    38,265   X X X X  X X X X
 3. 1985....  X X X X    14,317     24,050    28,227    31,696    33,693    35,044    35,513    35,682    35,903   X X X X  X X X X
 4. 1986....  X X X X   X X X X    (52,566)   (2,193)   26,309    43,941    54,595    62,295    67,993    71,149   X X X X  X X X X
 5. 1987....  X X X X   X X X X    X X X X    37,479    63,163    76,330    86,722    92,100    95,541    99,988   X X X X  X X X X
 6. 1988....  X X X X   X X X X    X X X X   X X X X    48,345    80,355    96,210   108,220   115,013   118,990   X X X X  X X X X
 7. 1989....  X X X X   X X X X    X X X X   X X X X   X X X X    64,541   109,151   132,291   146,664   155,229   X X X X  X X X X
 8. 1990....  X X X X   X X X X    X X X X   X X X X   X X X X   X X X X    79,057   127,462   151,494   165,581   X X X X  X X X X
 9. 1991....  X X X X   X X X X    X X X X   X X X X   X X X X   X X X X   X X X X    76,562   123,017   144,222   X X X X  X X X X
10. 1992....  X X X X   X X X X    X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    73,544   110,580   X X X X  X X X X
11. 1993....  X X X X   X X X X    X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    65,662   X X X X  X X X X
- -----------------------------------------------------------------------------------------------------------------------------------

Note: Net of salvage and subrogation received.

                         SCHEDULE P - PART 4 - SUMMARY

- ----------------------------------------------------------------------------------------------------------------------
       1        Bulk and Incurred But Not Reported Reserves on Losses and Allocated Expenses at Year End (000 omitted)
Years in Which   -----------------------------------------------------------------------------------------------------
 Losses Were          2         3         4         5         6         7         8         9        10       11
  Incurred          1984      1985      1986      1987      1988      1989      1990      1991      1992     1993
- ----------------------------------------------------------------------------------------------------------------------
 1. Prior.......     1,805     1,156     1,381      (225)      456       296     1,008       903       688      440
 2. 1984........     5,284     1,153       686       287       726       617       590       241       190      182
 3. 1985........   X X X X     6,812     1,479       921     1,746       809       752       326       284      234
 4. 1986........   X X X X   X X X X    38,727    24,296    19,796     9,135     8,522     5,604     3,809    3,132
 5. 1987........   X X X X   X X X X   X X X X    25,400    15,680    10,037     4,383     2,359     1,907    1,214
 6. 1988........   X X X X   X X X X   X X X X   X X X X    38,340    18,122     9,595     4,972     2,987    2,525
 7. 1989........   X X X X   X X X X   X X X X   X X X X   X X X X    45,705    19,931    10,175     7,835    5,394
 8. 1990........   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    47,933    21,208    12,049    7,929
 9. 1991........   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    55,812    26,806   18,993
10. 1992........   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    50,834   29,430
11. 1993........   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   43,855
- ----------------------------------------------------------------------------------------------------------------------

CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ARMCO FINANCIAL
  SERVICES GROUP - COMPANIES TO BE SOLD

                SCHEDULE P - PART 1A - HOMEOWNERS/FARMOWNERS
                                 (000 omitted)

- ----------------------------------------------------------------------------------------------------------------------------------
      1                Premiums Earned                           Loss and Loss Expense Payments
               ----------------------------  --------------------------------------------------------------------------
    Years         2         3          4                              Allocated Loss         9         10         11        12
   in Which                                     Loss Payments        Expense Payments                                    Number of
Premiums Were                                ------------------------------------------   Salvage  Unallocated  Total     Claims
  Earned and    Direct                           5           6          7          8        and       Loss     Net Paid  Reported-
 Losses Were     and                  Net      Direct                Direct             Subrogation  Expense    (5-6+7  Direct and
   Incurred    Assumed    Ceded     (2 - 3)  and Assumed   Ceded   and Assumed   Ceded    Received   Payments   -8+10)    Assumed
- ----------------------------------------------------------------------------------------------------------------------------------
 1. Prior...   X X X X   X X X X    X X X X         84         64          5                              96        121   X X X X
 2. 1984....    22,569    14,576      7,993     16,745     10,624      1,547        741       319        867      7,794
 3. 1985....    16,563     9,404      7,159     10,729      6,664        815        319        74        575      5,136
 4. 1986....    17,239     4,294     12,945      2,973     (1,611)      (188)      (657)      353      1,439      6,492
 5. 1987....    13,129       898     12,231      6,712        304        451          1       151      1,074      7,932
 6. 1988....    12,121       701     11,420      6,923        271        311          5        69      1,315      8,273
 7. 1989....    11,449       719     10,730      6,299         52        332                   65      1,053      7,632     4,421
 8. 1990....    10,921       758     10,163      7,109          3        360                  100        836      8,302     4,500
 9. 1991....    11,303       670     10,633      7,881                   323                   78        777      8,981     3,515
10. 1992....    12,106       838     11,268      8,214                   351                   54        646      9,211     4,948
11. 1993....    12,060     1,376     10,684      6,800         50        272                   31        480      7,502     4,207
- ---------------------------------------------------------------------------------------------------------------------------------
12. Totals..   X X X X   X X X X    X X X X     80,469     16,421      4,579        409     1,294      9,158     77,376   X X X X
- ---------------------------------------------------------------------------------------------------------------------------------

Note: For "prior," report amounts paid or received in current year only.
      Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

- ----------------------------------------------------------------------------------------------------------------------------------
                        Losses Unpaid                Allocated Loss Expenses Unpaid
             -----------------------------------  -------------------------------------    21         22        23          24
               Case Basis         Bulk + IBNR        Case Basis         Bulk + IBNR                                      Number of
            ----------------   -----------------  -----------------   -----------------                       Total Net   Claims
               13       14       15        16       17        18        19        20     Salvage  Unallocated  Losses   Outstanding-
             Direct            Direct             Direct              Direct               and       Loss        and       Direct
              and                and                and                 and            Subrogation  Expenses   Expenses     and
            Assumed   Ceded    Assumed   Ceded    Assumed    Ceded    Assumed   Ceded  Anticipated   Unpaid     Unpaid    Assumed
- -----------------------------------------------------------------------------------------------------------------------------------
 1. Prior..
 2. 1984...
 3. 1985...      15                                                                                                15          1
 4. 1986...      58                                                                                       1        59          5
 5. 1987...      10                                                                                                10          2
 6. 1988...      15                                                                                                15          1
 7. 1989...      28                                                                                                28          2
 8. 1990...      72                                                        21                             1        94          7
 9. 1991...     516                 60                                    177                  11        11       764         15
10. 1992...     945                269                                    161                  28        26     1,401         42
11. 1993...   1,936       30     1,063                                    253                  30        70     3,292        324
- -----------------------------------------------------------------------------------------------------------------------------------
12. Totals.   3,595       30     1,392                                    612                  69       109     5,678        399
- -----------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
                                                 Loss and Loss Expense                                         Net Balance
                     Total Losses and                 Percentage            Discount for Time                 Sheet Reserves
                  Loss Expenses Incurred       (Incurred/Premiums Earned)    Value of Money        33         After Discount
                ---------------------------   ---------------------------   -----------------                -----------------
                   25        26       27         28        29       30        31        32    Inter-Company     34      35
                 Direct                        Direct                                            Pooling               Loss
                  and                           and                                    Loss    Participation  Losses  Expenses
                Assumed    Ceded     Net*     Assumed    Ceded      Net      Loss     Expense   Percentage    Unpaid   Unpaid
- ------------------------------------------------------------------------------------------------------------------------------
 1. Prior....   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X                        X X X X
 2. 1984.....    19,159    11,365     7,794      84.9      78.0      97.5
 3. 1985.....    12,134     6,983     5,151      73.3      74.3      72.0                                         15
 4. 1986.....     4,283    (2,268)    6,551      24.8     (52.8)     50.6                                         58         1
 5. 1987.....     8,247       305     7,942      62.8      34.0      64.9                                         10
 6. 1988.....     8,564       276     8,288      70.7      39.4      72.6                                         15
 7. 1989.....     7,712        52     7,660      67.4       7.2      71.4                                         28
 8. 1990.....     8,399         3     8,396      76.9       0.4      82.6                                         72        22
 9. 1991.....     9,745               9,745      86.2                91.6                                        576       188
10. 1992.....    10,612              10,612      87.7                94.2                                      1,214       187
11. 1993.....    10,874        80    10,794      90.2       5.8     101.0                                      2,969       323
- ------------------------------------------------------------------------------------------------------------------------------
12. Totals...   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X                        X X X X       4,957       721
- ------------------------------------------------------------------------------------------------------------------------------

*Net = (25 - 26) = (11 + 23)

CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ARMCO FINANCIAL
  SERVICES GROUP - COMPANIES TO BE SOLD

      SCHEDULE P - PART 1B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL
                                 (000 omitted)

- ----------------------------------------------------------------------------------------------------------------------------------
      1                Premiums Earned                           Loss and Loss Expense Payments
               ----------------------------  --------------------------------------------------------------------------
    Years         2         3          4                              Allocated Loss         9         10         11        12
   in Which                                     Loss Payments        Expense Payments                                    Number of
Premiums Were                                ------------------------------------------   Salvage  Unallocated  Total     Claims
  Earned and    Direct                           5           6          7          8        and       Loss     Net Paid  Reported-
 Losses Were     and                  Net      Direct                Direct             Subrogation  Expense    (5-6+7  Direct and
   Incurred    Assumed    Ceded     (2 - 3)  and Assumed   Ceded   and Assumed   Ceded    Received   Payments   -8+10)    Assumed
- ----------------------------------------------------------------------------------------------------------------------------------
 1. Prior...   X X X X   X X X X    X X X X          1          1                                         (1)        (1)  X X X X
 2. 1984....    29,649    18,116     11,533     23,444     15,140      2,138      1,135       190      1,175     10,482
 3. 1985....    26,595    14,596     11,999     21,971     11,547      1,451        646       452      1,369     12,598
 4. 1986....    31,640     8,915     22,725     10,561     (4,922)      (341)      (813)      701      2,776     18,731
 5. 1987....    30,213     3,848     26,365     24,789      2,492      1,220        128       298      2,578     25,967
 6. 1988....    36,791     6,257     30,534     27,617      4,602      1,489        235       343      2,866     27,135
 7. 1989....    41,228     8,576     32,652     32,001      6,350      1,568        199       378      2,657     29,677     8,681
 8. 1990....    40,804     1,242     39,562     31,966        195      1,326          4       432      2,870     35,963     8,509
 9. 1991....    37,805       691     37,114     26,045                   885         (1)      347      2,273     29,204     7,392
10. 1992....    41,325       441     40,884     21,855                   479                  273      1,614     23,948    10,646
11. 1993....    40,171       584     39,587     11,092                   233         (1)      155      1,020     12,346     8,288
- ---------------------------------------------------------------------------------------------------------------------------------
12. Totals..   X X X X   X X X X    X X X X    231,342     35,405     10,448      1,532     3,569     21,197    226,050   X X X X
- ---------------------------------------------------------------------------------------------------------------------------------

Note: For "prior," report amounts paid or received in current year only.
      Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

- ----------------------------------------------------------------------------------------------------------------------------------
                        Losses Unpaid                Allocated Loss Expenses Unpaid
             -----------------------------------  -------------------------------------    21         22        23          24
               Case Basis         Bulk + IBNR        Case Basis         Bulk + IBNR                                      Number of
            ----------------   -----------------  -----------------   -----------------                       Total Net   Claims
               13       14       15        16       17        18        19        20     Salvage  Unallocated  Losses   Outstanding-
             Direct            Direct             Direct              Direct               and       Loss        and       Direct
              and                and                and                 and            Subrogation  Expenses   Expenses     and
            Assumed   Ceded    Assumed   Ceded    Assumed    Ceded    Assumed   Ceded  Anticipated   Unpaid     Unpaid    Assumed
- -----------------------------------------------------------------------------------------------------------------------------------
 1. Prior..      24       24                                                                                                   5
 2. 1984...     123      123                                               23                                      23          7
 3. 1985...      41       26                                                8                             2        25          6
 4. 1986...     665      384                                                9                             5       295          5
 5. 1987...     272                 16                                     64                  31         5       357         16
 6. 1988...     308                165        50                          135                  38        12       570         17
 7. 1989...     937       56       255        50                          144                  78        17     1,247         44
 8. 1990...   1,261       20       432        50                          487                  57        54     2,164         93
 9. 1991...   4,009              1,120                                    915                 117       137     6,181        202
10. 1992...   7,409              1,721                                  1,280                 297       163    10,573        592
11. 1993...  13,374        1     6,799                                  1,454                 411       406    22,032      2,182
- -----------------------------------------------------------------------------------------------------------------------------------
12. Totals.  28,423      634    10,508       150                        4,519               1,029       801    43,467      3,169
- -----------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
                                                 Loss and Loss Expense                                         Net Balance
                     Total Losses and                 Percentage            Discount for Time                 Sheet Reserves
                  Loss Expenses Incurred       (Incurred/Premiums Earned)    Value of Money        33         After Discount
                ---------------------------   ---------------------------   -----------------                -----------------
                   25        26       27         28        29       30        31        32    Inter-Company     34      35
                 Direct                        Direct                                            Pooling               Loss
                  and                           and                                    Loss    Participation  Losses  Expenses
                Assumed    Ceded     Net*     Assumed    Ceded      Net      Loss     Expense   Percentage    Unpaid   Unpaid
- ------------------------------------------------------------------------------------------------------------------------------
 1. Prior....   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X                        X X X X
 2. 1984.....    26,903    16,398    10,505      90.7       90.5     91.1                                                   23
 3. 1985.....    24,842    12,219    12,623      93.4       83.7    105.2                                         15        10
 4. 1986.....    13,675    (5,351)   19,026      43.2      (60.0)    83.7                                        281        14
 5. 1987.....    28,944     2,620    26,324      95.8       68.1     99.8                                        288        69
 6. 1988.....    32,592     4,887    27,705      88.6       78.1     90.7                                        423       147
 7. 1989.....    37,579     6,655    30,924      91.1       77.6     94.7                                      1,086       161
 8. 1990.....    38,396       269    38,127      94.1       21.7     96.4                                      1,623       541
 9. 1991.....    35,384        (1)   35,385      93.6       (0.1)    95.3                                      5,129     1,052
10. 1992.....    34,521              34,521      83.5                84.4                                      9,130     1,443
11. 1993.....    34,378              34,378      85.6                86.8                                     20,172     1,860
- ------------------------------------------------------------------------------------------------------------------------------
12. Totals...   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X                        X X X X      38,147     5,320
- ------------------------------------------------------------------------------------------------------------------------------

*Net = (25 - 26) = (11 + 23)

CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ARMCO FINANCIAL
  SERVICES GROUP - COMPANIES TO BE SOLD

        SCHEDULE P - PART 1C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL
                                 (000 omitted)

- ----------------------------------------------------------------------------------------------------------------------------------
      1                Premiums Earned                           Loss and Loss Expense Payments
               ----------------------------  --------------------------------------------------------------------------
    Years         2         3          4                              Allocated Loss         9         10         11        12
   in Which                                     Loss Payments        Expense Payments                                    Number of
Premiums Were                                ------------------------------------------   Salvage  Unallocated  Total     Claims
  Earned and    Direct                           5           6          7          8        and       Loss     Net Paid  Reported-
 Losses Were     and                  Net      Direct                Direct             Subrogation  Expense    (5-6+7  Direct and
   Incurred    Assumed    Ceded     (2 - 3)  and Assumed   Ceded   and Assumed   Ceded    Received   Payments   -8+10)    Assumed
- ----------------------------------------------------------------------------------------------------------------------------------
 1. Prior...   X X X X   X X X X    X X X X                                1                                          1   X X X X
 2. 1984....    25,308    19,542      5,766     25,651     20,395      2,190      1,695       141        444      6,195
 3. 1985....    17,348    12,198      5,150      9,608      6,OO7      1,436      1,081        34        375      4,331
 4. 1986....    24,583     5,873     18,710     (1,873)   (10,069)      (728)    (1,071)      506      1,576     10,115
 5. 1987....    21,057       184     20,873     10,605        204        927         60       133      1,182     12,450
 6. 1988....    28,706     3,032     25,674     13,444        954      1,445         66       255      1,031     14,900
 7. 1989....    32,567     3,971     28,596     21,757      2,850      2,126        232       443      1,338     22,139     4,432
 8. 1990....    29,317     1,282     28,035     14,168        123      1,272          2       222      1,263     16,578     4,399
 9. 1991....    27,867       987     26,880     17,396      1,268        941         13       149      1,302     18,358     4,090
10. 1992....    24,995       744     24,251      7,817                   378          6        87      1,037      9,226     3,562
11. 1993....    23,358       791     22,567      4,236                   261                   52        709      5,206     3,157
- ---------------------------------------------------------------------------------------------------------------------------------
12. Totals..   X X X X   X X X X    X X X X    122,809      21,732    10,249      2,084     2,022     10,257    119,499   X X X X
- ---------------------------------------------------------------------------------------------------------------------------------

Note: For "prior," report amounts paid or received in current year only.
      Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

- ----------------------------------------------------------------------------------------------------------------------------------
                        Losses Unpaid                Allocated Loss Expenses Unpaid
             -----------------------------------  -------------------------------------    21         22        23          24
               Case Basis         Bulk + IBNR        Case Basis         Bulk + IBNR                                      Number of
            ----------------   -----------------  -----------------   -----------------                       Total Net   Claims
               13       14       15        16       17        18        19        20     Salvage  Unallocated  Losses   Outstanding-
             Direct            Direct             Direct              Direct               and       Loss        and       Direct
              and                and                and                 and            Subrogation  Expenses   Expenses     and
            Assumed   Ceded    Assumed   Ceded    Assumed    Ceded    Assumed   Ceded  Anticipated   Unpaid     Unpaid    Assumed
- -----------------------------------------------------------------------------------------------------------------------------------
 1. Prior..      10                 27        27                           11        11                   2        12          1
 2. 1984...       4        4        30        30                            5         5                                        1
 3. 1985...      30       30         6         6                           32        32                                        2
 4. 1986...     653      496         5         1                                                          5       166         11
 5. 1987...     894      241        10                                                                   22       685          6
 6. 1988...     668                 68                                                                   22       758         20
 7. 1989...   1,417                207                                    238                            49     1,911         32
 8. 1990...   2,585                235        35                          288                            81     3,154         65
 9. 1991...   2,898              2,180       150                        1,061                  64       220     6,209        123
10. 1992...   4,772      176     2,984       250                        1,072                 131       325     8,727        241
11. 1993...   8,626      422     3,667       300                        1,208                 182       529    13,308        688
- -----------------------------------------------------------------------------------------------------------------------------------
12. Totals.  22,557    1,369     9,419       799                        3,915        48       377     1,255    34,930      1,190
- -----------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
                                                 Loss and Loss Expense                                         Net Balance
                     Total Losses and                 Percentage            Discount for Time                 Sheet Reserves
                  Loss Expenses Incurred       (Incurred/Premiums Earned)    Value of Money        33         After Discount
                ---------------------------   ---------------------------   -----------------                -----------------
                   25        26       27         28        29       30        31        32    Inter-Company     34      35
                 Direct                        Direct                                            Pooling               Loss
                  and                           and                                    Loss    Participation  Losses  Expenses
                Assumed    Ceded     Net*     Assumed    Ceded      Net      Loss     Expense   Percentage    Unpaid   Unpaid
- ------------------------------------------------------------------------------------------------------------------------------
 1. Prior....   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X                        X X X X          10         2
 2. 1984.....    28,324    22,129     6,195     111.9     113.2     107.4
 3. 1985.....    11,487     7,156     4,331      66.2      58.7      84.1
 4. 1986.....      (362)  (10,643)   10,281      (1.5)   (181.2)     54.9                                        161         5
 5. 1987.....    13,640       505    13,135      64.8     274.5      62.9                                        663        22
 6. 1988.....    16,678     1,020    15,658      58.1      33.6      61.0                                        736        22
 7. 1989.....    27,132     3,082    24,050      83.3      77.6      84.1                                      1,624       287
 8. 1990.....    19,892       160    19,732      67.9      12.5      70.4                                      2,785       369
 9. 1991.....    25,998     1,431    24,567      93.3     145.0      91.4                                      4,928     1,281
10. 1992.....    18,385       432    17,953      73.6      58.1      74.0                                      7,330     1,397
11. 1993.....    19,236       722    18,514      82.4      91.3      82.0                                     11,571     1,737
- ------------------------------------------------------------------------------------------------------------------------------
12. Totals...   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X                        X X X X      29,808     5,122
- ------------------------------------------------------------------------------------------------------------------------------

*Net = (25 - 26) = (11 + 23)

CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ARMCO FINANCIAL
  SERVICES GROUP - COMPANIES TO BE SOLD

                 SCHEDULE P - PART 1D - WORKERS' COMPENSATION
                                 (000 omitted)

- ----------------------------------------------------------------------------------------------------------------------------------
      1                Premiums Earned                           Loss and Loss Expense Payments
               ----------------------------  --------------------------------------------------------------------------
    Years         2         3          4                              Allocated Loss         9         10         11        12
   in Which                                     Loss Payments        Expense Payments                                    Number of
Premiums Were                                ------------------------------------------   Salvage  Unallocated  Total     Claims
  Earned and    Direct                           5           6          7          8        and       Loss     Net Paid  Reported-
 Losses Were     and                  Net      Direct                Direct             Subrogation  Expense    (5-6+7  Direct and
   Incurred    Assumed    Ceded     (2 - 3)  and Assumed   Ceded   and Assumed   Ceded    Received   Payments   -8+10)    Assumed
- ----------------------------------------------------------------------------------------------------------------------------------
 1. Prior...   X X X X   X X X X    X X X X        881        537         75         49         3         25        395   X X X X
 2. 1984....    41,974    34,769      7,205     34,791     30,720      2,213      1,847        69        469      4,906
 3. 1985....    33,475    25,912      7,563     26,061     21,397      1,757      1,208        50        534      5,747
 4. 1986....    32,438     8,654     23,784     13,248       (649)       163       (208)    2,344      3,408     17,676
 5. 1987....    31,373     2,096     29,277     19,364        314      1,512         13       699      2,168     22,717
 6. 1988....    45,908       208     45,700     28,662        416      2,065         12       875      3,346     33,645
 7. 1989....    60,068     3,022     57,046     36,354        273      2,441         11       783      4,003     42,514     14,685
 8. 1990....    56,728     2,050     54,678     35,294        907      2,464         10       738      4,177     41,018     13,580
 9. 1991....    54,391     1,127     53,264     25,577        240      1,139          2       315      3,833     30,307     11,960
10. 1992....    51,079       821     50,258     17,466         27        745                  178      3,522     21,706     11,931
11. 1993....    54,832       859     53,973      8,002                   164                   38      2,247     10,413      8,645
- ---------------------------------------------------------------------------------------------------------------------------------
12. Totals..   X X X X   X X X X    X X X X    245,700     54,182     14,738      2,944     6,092     27,732    231,044   X X X X
- ---------------------------------------------------------------------------------------------------------------------------------

Note: For "prior," report amounts paid or received in current year only.
      Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

- ----------------------------------------------------------------------------------------------------------------------------------
                        Losses Unpaid                Allocated Loss Expenses Unpaid
             -----------------------------------  -------------------------------------    21         22        23          24
               Case Basis         Bulk + IBNR        Case Basis         Bulk + IBNR                                      Number of
            ----------------   -----------------  -----------------   -----------------                       Total Net   Claims
               13       14       15        16       17        18        19        20     Salvage  Unallocated  Losses   Outstanding-
             Direct            Direct             Direct              Direct               and       Loss        and       Direct
              and                and                and                 and            Subrogation  Expenses   Expenses     and
            Assumed   Ceded    Assumed   Ceded    Assumed    Ceded    Assumed   Ceded  Anticipated   Unpaid     Unpaid    Assumed
- -----------------------------------------------------------------------------------------------------------------------------------
 1. Prior..   3,842    3,245     1,028       615                          133       133                  89     1,099        254
 2. 1984...     764      696       597       490                          116        94                  10       207         18
 3. 1985...     406      316       690       584                          144       119                  12       233         14
 4. 1986...   5,880      780     1,273       278                          198        69        76       193     6,417        226
 5. 1987...   1,377       97       345        50                           77                  44        53     1,705         78
 6. 1988...   3,133       40       770        50                          170                 141       144     4,127        182
 7. 1989...   4,520      103     1,077       100                          631                 470       205     6,230        392
 8. 1990...  10,468    2,968     1,381       100                        1,051                 437       346    10,178        764
 9. 1991...  10,694    1,996     2,679       250                        1,476                 677       476    13,079      1,011
10. 1992...  10,576              7,369       475                        1,914                 898       870    20,254      1,401
11. 1993...  13,015      349    14,225       625                        2,479        60     1,032     1,211    29,896      1,898
- -----------------------------------------------------------------------------------------------------------------------------------
12. Totals.  64,675   10,590    31,434     3,617                        8,389       475     3,775     3,609    93,425      6,238
- -----------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
                                                 Loss and Loss Expense                                         Net Balance
                     Total Losses and                 Percentage            Discount for Time                 Sheet Reserves
                  Loss Expenses Incurred       (Incurred/Premiums Earned)    Value of Money        33         After Discount
                ---------------------------   ---------------------------   -----------------                -----------------
                   25        26       27         28        29       30        31        32    Inter-Company     34      35
                 Direct                        Direct                                            Pooling               Loss
                  and                           and                                    Loss    Participation  Losses  Expenses
                Assumed    Ceded     Net*     Assumed    Ceded      Net      Loss     Expense   Percentage    Unpaid   Unpaid
- ------------------------------------------------------------------------------------------------------------------------------
 1. Prior....   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X                        X X X X       1,010        89
 2. 1984.....    38,960    33,847     5,113      92.8      97.3      71.0                                        175        32
 3. 1985.....    29,604    23,624     5,980      88.4      91.2      79.1                                        196        37
 4. 1986.....    24,363       270    24,093      75.1       3.1     101.3                                      6,095       322
 5. 1987.....    24,896       474    24,422      79.4      22.6      83.4                                      1,575       130
 6. 1988.....    38,290       518    37,772      83.4     249.0      82.7                                      3,813       314
 7. 1989.....    49,231       487    48,744      82.0      16.1      85.4                                      5,394       836
 8. 1990.....    55,181     3,985    51,196      97.3     194.4      93.6                                      8,781     1,397
 9. 1991.....    45,874     2,488    43,386      84.3     220.8      81.5                                     11,127     1,952
10. 1992.....    42,462       502    41,960      83.1      61.1      83.5                                     17,470     2,784
11. 1993.....    41,343     1,034    40,309      75.4     120.4      74.7                                     26,266     3,630
- ------------------------------------------------------------------------------------------------------------------------------
12. Totals...   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X                        X X X X      81,902    11,523
- ------------------------------------------------------------------------------------------------------------------------------

*Net = (25 - 26) = (11 + 23)

CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ARMCO FINANCIAL
  SERVICES GROUP - COMPANIES TO BE SOLD

               SCHEDULE P - PART 1E - COMMERCIAL MULTIPLE PERIL
                                 (000 omitted)

- ----------------------------------------------------------------------------------------------------------------------------------
      1                Premiums Earned                           Loss and Loss Expense Payments
               ----------------------------  --------------------------------------------------------------------------
    Years         2         3          4                              Allocated Loss         9         10         11        12
   in Which                                     Loss Payments        Expense Payments                                    Number of
Premiums Were                                ------------------------------------------   Salvage  Unallocated  Total     Claims
  Earned and    Direct                           5           6          7          8        and       Loss     Net Paid  Reported-
 Losses Were     and                  Net      Direct                Direct             Subrogation  Expense    (5-6+7  Direct and
   Incurred    Assumed    Ceded     (2 - 3)  and Assumed   Ceded   and Assumed   Ceded    Received   Payments   -8+10)    Assumed
- ----------------------------------------------------------------------------------------------------------------------------------
 1. Prior...   X X X X   X X X X    X X X X         10          9        136        135        11                     2   X X X X
 2. 1984....    35,954    32,062      3,532     27,027     24,635      3,945      3,531        51        311      3,117
 3. 1985....    35,107    30,506      4,601     21,457     19,494      2,558      2,214        56        270      2,577
 4. 1986....    50,067    17,571     32,496      2,568     (3,337)       (77)    (2,091)    1,120      2,017      9,936
 5. 1987....    42,073     7,507     34,566     14,124      2,469      2,091        139        95      1,422     15,029
 6. 1988....    43,206     7,524     35,682     18,492      6,452      2,345        215       347      1,084     15,254
 7. 1989....    46,287     6,444     39,843     22,819      4,299      2,893        308       917      1,284     22,389     4,999
 8. 1990....    50,181     3,233     46,948     27,410      3,249      2,996         39       606      1,487     28,605     6,925
 9. 1991....    51,070     2,875     48,195     27,817      2,891      2,656         55       833      1,432     28,959     7,793
10. 1992....    48,689     3,332     45,357     24,540      3,039      1,338        132       218      1,444     24,151     7,692
11. 1993....    47,530     4,617     42,913     14,153      1,249        713         29       101      1,022     14,610     7,503
- ---------------------------------------------------------------------------------------------------------------------------------
12. Totals..   X X X X   X X X X    X X X X    200,417     64,449     21,594      4,706     4,355     11,773    164,629   X X X X
- ---------------------------------------------------------------------------------------------------------------------------------

Note: For "prior," report amounts paid or received in current year only.
      Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

- ----------------------------------------------------------------------------------------------------------------------------------
                        Losses Unpaid                Allocated Loss Expenses Unpaid
             -----------------------------------  -------------------------------------    21         22        23          24
               Case Basis         Bulk + IBNR        Case Basis         Bulk + IBNR                                      Number of
            ----------------   -----------------  -----------------   -----------------                       Total Net   Claims
               13       14       15        16       17        18        19        20     Salvage  Unallocated  Losses   Outstanding-
             Direct            Direct             Direct              Direct               and       Loss        and       Direct
              and                and                and                 and            Subrogation  Expenses   Expenses     and
            Assumed   Ceded    Assumed   Ceded    Assumed    Ceded    Assumed   Ceded  Anticipated   Unpaid     Unpaid    Assumed
- -----------------------------------------------------------------------------------------------------------------------------------
 1. Prior..     632      614                                                                                       18        205
 2. 1984...     111      111                                                                                                   3
 3. 1985...      53       45                                               11        11                             8          2
 4. 1986...     884     (542)        5         5                            5         5                  23     1,449          7
 5. 1987...     334                                                       134                             5       473          5
 6. 1988...   1,125      500       119                                    137                            15       896         13
 7. 1989...     976        6       285        50                          669                            29     1,903         36
 8. 1990...   1,517        1       823        50                        1,294                            55     3,638         77
 9. 1991...   3,882       18     1,766       700                        2,928        35        86       103     7,926        207
10. 1992...   4,198       15     3,695       800                        3,530        65       401       194    10,737        370
11. 1993...  10,221      623     4,368     1,000                        3,576        90       448       294    16,746      1,603
- -----------------------------------------------------------------------------------------------------------------------------------
12. Totals.  23,933    1,391    11,061     2,605                       12,284       206       935       718    43,794      2,528
- -----------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
                                                 Loss and Loss Expense                                         Net Balance
                     Total Losses and                 Percentage            Discount for Time                 Sheet Reserves
                  Loss Expenses Incurred       (Incurred/Premiums Earned)    Value of Money        33         After Discount
                ---------------------------   ---------------------------   -----------------                -----------------
                   25        26       27         28        29       30        31        32    Inter-Company     34      35
                 Direct                        Direct                                            Pooling               Loss
                  and                           and                                    Loss    Participation  Losses  Expenses
                Assumed    Ceded     Net*     Assumed    Ceded      Net      Loss     Expense   Percentage    Unpaid   Unpaid
- ------------------------------------------------------------------------------------------------------------------------------
 1. Prior....   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X                        X X X X          18
 2. 1984.....    31,394    28,277     3,117      88.2      88.2      88.3
 3. 1985.....    24,349    21,764     2,585      69.4      71.3      56.2                                          8
 4. 1986.....     5,425    (5,960)   11,385      10.8     (33.9)     35.0                                      1,426        23
 5. 1987.....    18,110     2,608    15,502      43.0      34.7      44.8                                        334       139
 6. 1988.....    23,317     7,167    16,150      54.0      95.3      45.3                                        744       152
 7. 1989.....    28,955     4,663    24,292      62.6      72.4      61.0                                      1,205       698
 8. 1990.....    35,582     3,339    32,243      70.9     103.3      68.7                                      2,289     1,349
 9. 1991.....    40,584     3,699    36,885      79.5     128.7      76.5                                      4,930     2,996
10. 1992.....    38,939     4,051    34,888      80.0     121.6      76.9                                      7,078     3,659
11. 1993.....    34,347     2,991    31,356      72.3      64.8      73.1                                     12,966     3,780
- ------------------------------------------------------------------------------------------------------------------------------
12. Totals...   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X                        X X X X      30,998    12,796
- ------------------------------------------------------------------------------------------------------------------------------

*Net = (25 - 26) = (11 + 23)

CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ARMCO FINANCIAL
  SERVICES GROUP - COMPANIES TO BE SOLD

     SCHEDULE P - PART 1F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE
                                 (000 omitted)

- ----------------------------------------------------------------------------------------------------------------------------------
      1                Premiums Earned                           Loss and Loss Expense Payments
               ----------------------------  --------------------------------------------------------------------------
    Years         2         3          4                              Allocated Loss         9         10         11        12
   in Which                                     Loss Payments        Expense Payments                                    Number of
Premiums Were                                ------------------------------------------   Salvage  Unallocated  Total     Claims
  Earned and    Direct                           5           6          7          8        and       Loss     Net Paid  Reported-
 Losses Were     and                  Net      Direct                Direct             Subrogation  Expense    (5-6+7  Direct and
   Incurred    Assumed    Ceded     (2 - 3)  and Assumed   Ceded   and Assumed   Ceded    Received   Payments   -8+10)    Assumed
- ----------------------------------------------------------------------------------------------------------------------------------
 1. Prior...   X X X X   X X X X    X X X X                                                                               X X X X
 2. 1984....       668       668                   985        985        208        208
 3. 1985....      (248)     (248)                  382        382         66         66
 4. 1986....     1,158       986        172         27        (80)        30        (90)                  65        292
 5. 1987....       232        44        188                                1                               2          3
 6. 1988....      (330)     (437)       107
 7. 1989....       119                  119          1                                                     4          5         2
 8. 1990....       174        46        128                                                               13         13
 9. 1991....       103         1        102
10. 1992....        73                   73
11. 1993....        60                   60
- ---------------------------------------------------------------------------------------------------------------------------------
12. Totals..   X X X X   X X X X    X X X X      1,395      1,287        305        184                   84        313   X X X X
- ---------------------------------------------------------------------------------------------------------------------------------

Note: For "prior," report amounts paid or received in current year only.
      Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

- ----------------------------------------------------------------------------------------------------------------------------------
                        Losses Unpaid                Allocated Loss Expenses Unpaid
            ------------------------------------  -------------------------------------    21         22        23          24
               Case Basis         Bulk + IBNR        Case Basis         Bulk + IBNR                                      Number of
            ----------------   -----------------  -----------------   -----------------                       Total Net   Claims
               13       14       15        16       17        18        19        20     Salvage  Unallocated  Losses   Outstanding-
             Direct            Direct             Direct              Direct               and       Loss        and       Direct
              and                and                and                 and            Subrogation  Expenses   Expenses     and
            Assumed   Ceded    Assumed   Ceded    Assumed    Ceded    Assumed   Ceded  Anticipated   Unpaid     Unpaid    Assumed
- -----------------------------------------------------------------------------------------------------------------------------------
 1. Prior..
 2. 1984...
 3. 1985...                          4         4
 4. 1986...                          1         1
 5. 1987...
 6. 1988...
 7. 1989...
 8. 1990...
 9. 1991...
10. 1992...
11. 1993...
- -----------------------------------------------------------------------------------------------------------------------------------
12. Totals.                          5         5
- -----------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
                                                 Loss and Loss Expense                                         Net Balance
                     Total Losses and                 Percentage            Discount for Time                 Sheet Reserves
                  Loss Expenses Incurred       (Incurred/Premiums Earned)    Value of Money        33         After Discount
                ---------------------------   ---------------------------   -----------------                -----------------
                   25        26       27         28        29       30        31        32    Inter-Company     34      35
                 Direct                        Direct                                            Pooling               Loss
                  and                           and                                    Loss    Participation  Losses  Expenses
                Assumed    Ceded     Net*     Assumed    Ceded      Net      Loss     Expense   Percentage    Unpaid   Unpaid
- ------------------------------------------------------------------------------------------------------------------------------
 1. Prior....   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X                        X X X X
 2. 1984.....     1,193     1,193               178.6     178.6
 3. 1985.....       452       452              (182.3)   (182.3)
 4. 1986.....       123      (169)      292      10.6     (17.1)    169.8
 5. 1987.....         3                   3       1.3                 1.6
 6. 1988.....
 7. 1989.....         5                   5       4.2                 4.2
 8. 1990.....        13                  13       7.5                10.2
 9. 1991.....
10. 1992.....
11. 1993.....
- ------------------------------------------------------------------------------------------------------------------------------
12. Totals...   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X                        X X X X
- ------------------------------------------------------------------------------------------------------------------------------

*Net = (25 - 26) = (11 + 23)

- --------------------------------------------------------------------------------

    SCHEDULE P - PART 1F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS MADE

                                   N O N E





















- -------------------------------------------------------------------------------

CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ARMCO FINANCIAL
  SERVICES GROUP - COMPANIES TO BE SOLD

SCHEDULE P - PART 1G - SPECIAL LIABILITY (OCEAN MARINE, AIRCRAFT (ALL PERILS),
                            BOILER AND MACHINERY)
                                 (000 omitted)

- ----------------------------------------------------------------------------------------------------------------------------------
      1                Premiums Earned                           Loss and Loss Expense Payments
               ----------------------------  --------------------------------------------------------------------------
    Years        2         3          4                              Allocated Loss         9         10         11        12
   in Which                                    Loss Payments        Expense Payments                                     Number of
Premiums Were                               ------------------------------------------   Salvage  Unallocated  Total      Claims
  Earned and   Direct                           5           6          7          8        and       Loss     Net Paid   Reported-
 Losses Were    and                  Net      Direct                Direct             Subrogation  Expense    (5-6+7     Direct and
   Incurred   Assumed    Ceded     (2 - 3)  and Assumed   Ceded   and Assumed   Ceded    Received   Payments    -8+10)    Assumed
- ----------------------------------------------------------------------------------------------------------------------------------
 1. Prior...   X X X X   X X X X    X X X X                                                                               X X X X
 2. 1984....     2,190     2,190                   457        457        116        116                                   X X X X
 3. 1985....                                                                                                              X X X X
 4. 1986....                                                                                                              X X X X
 5. 1987....                                                                                                              X X X X
 6. 1988....                                                                                                              X X X X
 7. 1989....                                                                                                              X X X X
 8. 1990....                                                                                                              X X X X
 9. 1991....                                                                                                              X X X X
10. 1992....                                                                                                              X X X X
11. 1993....                                                                                                              X X X X
- ---------------------------------------------------------------------------------------------------------------------------------
12. Totals..   X X X X   X X X X    X X X X        457        457        116        116                                   X X X X
- ---------------------------------------------------------------------------------------------------------------------------------

Note: For "prior," report amounts paid or received in current year only.
      Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

- ----------------------------------------------------------------------------------------------------------------------------------
                        Losses Unpaid                Allocated Loss Expenses Unpaid
             -----------------------------------  -------------------------------------    21         22        23          24
               Case Basis         Bulk + IBNR        Case Basis         Bulk + IBNR                                     Number of
            ----------------   -----------------  -----------------   -----------------                      Total Net  Claims
               13       14       15        16       17        18        19        20    Salvage  Unallocated  Losses   Outstanding-
             Direct            Direct             Direct              Direct              and       Loss        and      Direct
              and                and                and                 and           Subrogation  Expenses   Expenses    and
            Assumed   Ceded    Assumed   Ceded    Assumed    Ceded    Assumed  Ceded  Anticipated   Unpaid    Unpaid    Assumed
- -----------------------------------------------------------------------------------------------------------------------------------
 1. Prior..
 2. 1984...
 3. 1985...
 4. 1986...
 5. 1987...
 6. 1988...                                N O N E
 7. 1989...
 8. 1990...
 9. 1991...
10. 1992...
11. 1993...
- -----------------------------------------------------------------------------------------------------------------------------------
12. Totals.
- -----------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
                                                 Loss and Loss Expense                                         Net Balance
                     Total Losses and                 Percentage            Discount for Time                 Sheet Reserves
                  Loss Expenses Incurred       (Incurred/Premiums Earned)    Value of Money        33         After Discount
                ---------------------------   ---------------------------   -----------------                -----------------
                   25        26       27         28        29       30        31        32    Inter-Company     34      35
                 Direct                        Direct                                            Pooling               Loss
                  and                           and                                    Loss    Participation  Losses  Expenses
                Assumed    Ceded     Net*     Assumed    Ceded      Net      Loss     Expense   Percentage    Unpaid   Unpaid
- ------------------------------------------------------------------------------------------------------------------------------
 1. Prior....   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X                        X X X X
 2. 1984.....       573       573                26.2      26.2
 3. 1985.....
 4. 1986.....
 5. 1987.....
 6. 1988.....
 7. 1989.....
 8. 1990.....
 9. 1991.....
10. 1992.....
11. 1993.....
- ------------------------------------------------------------------------------------------------------------------------------
12. Totals...   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X                        X X X X
- ------------------------------------------------------------------------------------------------------------------------------

*Net = (25 - 26) = (11 + 23)

CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ARMCO FINANCIAL
  SERVICES GROUP - COMPANIES TO BE SOLD

       SCHEDULE P - PART 1H - SECTION 1 - OTHER LIABILITY - OCCURRENCE
                                 (000 omitted)

- ----------------------------------------------------------------------------------------------------------------------------------
      1                Premiums Earned                           Loss and Loss Expense Payments
               ----------------------------  --------------------------------------------------------------------------
    Years         2         3          4                              Allocated Loss         9         10         11        12
   in Which                                     Loss Payments        Expense Payments                                    Number of
Premiums Were                                ------------------------------------------   Salvage  Unallocated  Total     Claims
  Earned and    Direct                           5           6          7          8        and       Loss     Net Paid  Reported-
 Losses Were     and                  Net      Direct                Direct             Subrogation  Expense    (5-6+7  Direct and
   Incurred    Assumed    Ceded     (2 - 3)  and Assumed   Ceded   and Assumed   Ceded    Received   Payments   -8+10)    Assumed
- ----------------------------------------------------------------------------------------------------------------------------------
 1. Prior...   X X X X   X X X X    X X X X        255        105        488        426                   12        224   X X X X
 2. 1984....    13,590    11,866      1,724     10,973     10,012      5,357      5,138        14        217      1,397
 3. 1985....    14,988    12,755      2,233     11,476     10,487      5,063      4,616         6        364      1,800
 4. 1986....    29,480    12,500     16,980      6,427        344     (1,157)    (2,090)      628      2,833      9,849
 5. 1987....    25,255     6,827     18,428      8,198      2,139      2,053        340        43      1,093      8,865
 6. 1988....    25,085     8,179     16,906      6,044        970      1,852        163        91        967      7,730
 7. 1989....    25,132     7,118     18,014      7,515      1,541      2,021        163        75      1,106      8,938     1,851
 8. 1990....    26,732     7,784     18,948      5,447         67      1,810         85       272      1,133      8,238     1,928
 9. 1991....    25,101     6,255     18,846      5,703      1,390      1,070          1       126      1,039      6,421     1,908
10. 1992....    22,156     5,657     16,499      2,243                   390          1        75        938      3,570     1,451
11. 1993....    21,731     5,365     16,366        929                   116                   16        726      1,771     1,136
- ---------------------------------------------------------------------------------------------------------------------------------
12. Totals..   X X X X   X X X X    X X X X     65,210     27,055     19,063      8,843     1,346     10,428     58,803   X X X X
- ---------------------------------------------------------------------------------------------------------------------------------

Note: For "prior," report amounts paid or received in current year only.
      Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

- ----------------------------------------------------------------------------------------------------------------------------------
                        Losses Unpaid                Allocated Loss Expenses Unpaid
             -----------------------------------  -------------------------------------    21         22        23          24
               Case Basis         Bulk + IBNR        Case Basis         Bulk + IBNR                                      Number of
            ----------------   -----------------  -----------------   -----------------                       Total Net   Claims
               13       14       15        16       17        18        19        20     Salvage  Unallocated  Losses   Outstanding-
             Direct            Direct             Direct              Direct               and       Loss        and       Direct
              and                and                and                 and            Subrogation  Expenses   Expenses     and
            Assumed   Ceded    Assumed   Ceded    Assumed    Ceded    Assumed   Ceded  Anticipated   Unpaid     Unpaid    Assumed
- -----------------------------------------------------------------------------------------------------------------------------------
 1. Prior..   3,982    2,730       343       343                          302       275                  47     1,326         67
 2. 1984...     126      126       117       113                          261       235                            30          8
 3. 1985...   1,152    1,152       477       441                          621       580                   2        79          4
 4. 1986...   2,992      692       505      (158)                         560      (615)                235     4,373         60
 5. 1987...     254        1       387       232                          463                            45       916         11
 6. 1988...   1,435      503       908       367                          520                           126     2,119         11
 7. 1989...   1,040              1,699       523                          911                  12       224     3,351         36
 8. 1990...   1,969        2     1,835       747                          964                   8       266     4,285         60
 9. 1991...   3,292      400     3,975       986                        2,727                   4       571     9,179        120
10. 1992...   2,463       20     4,760     1,115                        2,676        50        42       632     9,346        125
11. 1993...   4,210      900     4,696     1,166                        2,837       100        58       637    10,214        280
- -----------------------------------------------------------------------------------------------------------------------------------
12. Totals.  22,915    6,526    19,702     5,875                       12,842       625       124     2,785    45,218        782
- -----------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
                                                 Loss and Loss Expense                                         Net Balance
                     Total Losses and                 Percentage            Discount for Time                 Sheet Reserves
                  Loss Expenses Incurred       (Incurred/Premiums Earned)    Value of Money        33         After Discount
                ---------------------------   ---------------------------   -----------------                -----------------
                   25        26       27         28        29       30        31        32    Inter-Company     34      35
                 Direct                        Direct                                            Pooling               Loss
                  and                           and                                    Loss    Participation  Losses  Expenses
                Assumed    Ceded     Net*     Assumed    Ceded      Net      Loss     Expense   Percentage    Unpaid   Unpaid
- ------------------------------------------------------------------------------------------------------------------------------
 1. Prior....   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X                        X X X X       1,252        74
 2. 1984.....    17,051    15,624     1,427     125.5     131.7      82.8                                          4        26
 3. 1985.....    19,155    17,276     1,879     127.8     135.4      84.1                                         36        43
 4. 1986.....    12,395    (1,827)   14,222      42.0     (14.6)     83.8                                      2,963     1,410
 5. 1987.....    12,493     2,712     9,781      49.5      39.7      53.1                                        408       508
 6. 1988.....    11,852     2,003     9,849      47.2      24.5      58.3                                      1,473       646
 7. 1989.....    14,516     2,227    12,289      57.8      31.3      68.2                                      2,216     1,135
 8. 1990.....    13,424       901    12,523      50.2      11.6      66.1                                      3,055     1,230
 9. 1991.....    18,377     2,777    15,600      73.2      44.4      82.8                                      5,881     3,298
10. 1992.....    14,102     1,186    12,916      63.6      21.0      78.3                                      6,088     3,258
11. 1993.....    14,151     2,166    11,985      65.1      40.4      73.2                                      6,840     3,374
- ------------------------------------------------------------------------------------------------------------------------------
12. Totals...   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X                        X X X X      30,216    15,002
- ------------------------------------------------------------------------------------------------------------------------------

*Net = (25 - 26) = (11 + 23)

CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ARMCO FINANCIAL
  SERVICES GROUP - COMPANIES TO BE SOLD

      SCHEDULE P - PART 1H - SECTION 2 - OTHER LIABILITY - CLAIMS-MADE
                                 (000 omitted)

- ----------------------------------------------------------------------------------------------------------------------------------
      1                Premiums Earned                           Loss and Loss Expense Payments
               ----------------------------  --------------------------------------------------------------------------
    Years         2         3          4                              Allocated Loss         9         10         11        12
   in Which                                     Loss Payments        Expense Payments                                    Number of
Premiums Were                                ------------------------------------------   Salvage  Unallocated  Total     Claims
  Earned and    Direct                           5           6          7          8        and       Loss     Net Paid  Reported-
 Losses Were     and                  Net      Direct                Direct             Subrogation  Expense    (5-6+7  Direct and
   Incurred    Assumed    Ceded     (2 - 3)  and Assumed   Ceded   and Assumed   Ceded    Received   Payments   -8+10)    Assumed
- ----------------------------------------------------------------------------------------------------------------------------------
 1. Prior...   X X X X   X X X X    X X X X                                                                               X X X X
 2. 1984....
 3. 1985....
 4. 1986....
 5. 1987....
 6. 1988....        66                   66                                1                                          1         2
 7. 1989....       321                  321          9                    21                    1                    30        11
 8. 1990....       509        40        469        117         40         47          9         3                   115        13
 9. 1991....       584       115        469         18                    10                    3                    28        14
10. 1992....       575       101        474         18                    27          3         3                    42        20
11. 1993....       216        20        196                                8                                          8        14
- ---------------------------------------------------------------------------------------------------------------------------------
12. Totals..   X X X X   X X X X    X X X X        162         40        114         12        10                   224   X X X X
- ---------------------------------------------------------------------------------------------------------------------------------

Note: For "prior," report amounts paid or received in current year only.
      Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

- ----------------------------------------------------------------------------------------------------------------------------------
                        Losses Unpaid                Allocated Loss Expenses Unpaid
             -----------------------------------  -------------------------------------    21         22        23          24
               Case Basis         Bulk + IBNR        Case Basis         Bulk + IBNR                                      Number of
            ----------------   -----------------  -----------------   -----------------                       Total Net   Claims
               13       14       15        16       17        18        19        20     Salvage  Unallocated  Losses   Outstanding-
             Direct            Direct             Direct              Direct               and       Loss        and       Direct
              and                and                and                 and            Subrogation  Expenses   Expenses     and
            Assumed   Ceded    Assumed   Ceded    Assumed    Ceded    Assumed   Ceded  Anticipated   Unpaid     Unpaid    Assumed
- -----------------------------------------------------------------------------------------------------------------------------------
 1. Prior..
 2. 1984...
 3. 1985...
 4. 1986...
 5. 1987...
 6. 1988...
 7. 1989...       5                                                                                                 5          1
 8. 1990...
 9. 1991...       5                                                                                                 5          1
10. 1992...       1                                                                                                 1
11. 1993...      37                                                                                                37
- -----------------------------------------------------------------------------------------------------------------------------------
12. Totals.      48                                                                                                48          2
- -----------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
                                                 Loss and Loss Expense                                         Net Balance
                     Total Losses and                 Percentage            Discount for Time                 Sheet Reserves
                  Loss Expenses Incurred       (Incurred/Premiums Earned)    Value of Money        33         After Discount
                ---------------------------   ---------------------------   -----------------                -----------------
                   25        26       27         28        29       30        31        32    Inter-Company     34      35
                 Direct                        Direct                                            Pooling               Loss
                  and                           and                                    Loss    Participation  Losses  Expenses
                Assumed    Ceded     Net*     Assumed    Ceded      Net      Loss     Expense   Percentage    Unpaid   Unpaid
- ------------------------------------------------------------------------------------------------------------------------------
 1. Prior....   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X                        X X X X
 2. 1984.....
 3. 1985.....
 4. 1986.....
 5. 1987.....
 6. 1988.....         1                   1       1.5                 1.5
 7. 1989.....        35                  35      10.9                10.9                                          5
 8. 1990.....       164        49       115      32.2     122.5      24.5
 9. 1991.....        33                  33       5.7                 7.0                                          5
10. 1992.....        46         3        43       8.0       3.0       9.1                                          1
11. 1993.....        45                  45      20.8                23.0                                         37
- ------------------------------------------------------------------------------------------------------------------------------
12. Totals...   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X                        X X X X          48
- ------------------------------------------------------------------------------------------------------------------------------

*Net = (25 - 26) = (11 + 23)

- -------------------------------------------------------------------------

                   21             22             23            24
                                                            Number of
                Salvage      Unallocated       Total         Claims
                  and            Loss        Net Losses   Outstanding-
              Subrogation      Expense      and Expenses   Direct and
              Anticipated       Unpaid         Unpaid        Assumed
             ------------------------------------------------------------
 1. Prior ...          408              2            (29)           13
 2. 1992.....          192             16            538            19
 3. 1993.....          763             71          1,581           433
- -------------------------------------------------------------------------
 4. Totals ..        1,363             89          2,091           465
- -------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------
                           Total Losses and                   Loss and Loss Expense Percentage             Discount for Time
                        Loss Expenses Incurred                   (Incurred/Premiums Earned)                 Value of Money
              ----------------------------------------- -------------------------------------------- -----------------------------
                   25            26            27             28             29             30             31             32

                 Direct                                     Direct                                                       Loss
               and Assumed      Ceded          Net*      and Assumed       Ceded           Net            Loss         Expense
- -----------------------------------------------------------------------------------------------------------------------------------
 1. Prior ...    X X X X        X X X X       X X X X      X X X X         X X X X        X X X X
 2. 1992.....       22,354           391        21,963           62.7           70.5           62.6
 3. 1993.....       20,049                      20,049           59.4                          60.9
- -----------------------------------------------------------------------------------------------------------------------------------
 4. Totals ..    X X X X       X X X X       X X X X       X X X X         X X X X       X X X X
- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------
                                Net Balance Sheet Reserves
                     33               After Discount
- ------------------------------  ---------------------------
               Inter-Company        34             35
                  Pooling
               Participation      Losses     Loss Expenses
                 Percentage       Unpaid         Unpaid
- -----------------------------------------------------------
 1. Prior ...      X X X X           (94)            65
 2. 1992.....                        358            180
 3. 1993.....                      1,331            250
- -----------------------------------------------------------
 4. Totals ..      X X X X         1,596            495
- -----------------------------------------------------------

*Net = (25 - 26) = (11 + 23)

CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ARMCO FINANCIAL
  SERVICES GROUP - COMPANIES TO BE SOLD


SCHEDULE P - PART 1K - FIDELITY, SURETY, FINANCIAL GUARANTY, MORTGAGE GUARANTY

                                 (000 omitted)

- ----------------------------------------------------------------------------------------------------------------------------------
      1                Premiums Earned                           Loss and Loss Expense Payments
               ----------------------------  --------------------------------------------------------------------------
    Years         2         3          4                              Allocated Loss         9         10         11        12
    Which                                       Loss Payments        Expense Payments                                    Number of
Premiums Were                                ------------------------------------------   Salvage  Unallocated  Total     Claims
  Earned and    Direct                           5           6          7          8        and       Loss     Net Paid  Reported-
 Losses Were     and                  Net      Direct                Direct             Subrogation  Expense    (5-6+7   Direct and
   Incurred    Assumed    Ceded     (2 - 3)  and Assumed   Ceded   and Assumed   Ceded    Received   Payments    -8+10)    Assumed
- -----------------------------------------------------------------------------------------------------------------------------------
 1. Prior....  X X X X   X X X X    X X X X         36         53         15         14        17                  (17)   X X X X
 2. 1992.....        4         2          2          1                                                               1    X X X X
 3. 1993.....        4         2          2                                                                               X X X X
- -----------------------------------------------------------------------------------------------------------------------------------
 4. Totals...  X X X X   X X X X    X X X X         37         53         15         14        17                  (16)   X X X X
- -----------------------------------------------------------------------------------------------------------------------------------

Note: For "prior," report amounts paid or received in current year only.
      Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

- ----------------------------------------------------------------------------------------------------------------------------------
                        Losses Unpaid                Allocated Loss Expenses Unpaid
            ------------------------------------  -------------------------------------    21         22        23          24
               Case Basis         Bulk + IBNR        Case Basis         Bulk + IBNR                                      Number of
            ----------------   -----------------  -----------------   -----------------                       Total Net   Claims
               13       14       15        16       17        18        19        20     Salvage  Unallocated  Losses  Outstanding-
             Direct            Direct             Direct              Direct               and       Loss        and       Direct
              and                and                and                 and            Subrogation  Expense    Expenses     and
            Assumed   Ceded    Assumed   Ceded    Assumed    Ceded    Assumed   Ceded  Anticipated   Unpaid     Unpaid    Assumed
- -----------------------------------------------------------------------------------------------------------------------------------
1. Prior...      21       21       (51)                                                        51                 (51)        21
2. 1992....
3. 1993....
- ----------------------------------------------------------------------------------------------------------------------------------
4. Totals..      21       21       (51)                                                        51                 (51)        21
- ----------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
                                                 Loss and Loss Expense                                         Net Balance
                     Total Losses and                 Percentage            Discount for Time                 Sheet Reserves
                  Loss Expenses Incurred       (Incurred/Premiums Earned)    Value of Money        33         After Discount
                ---------------------------   ---------------------------   -----------------                -----------------
                   25        26       27         28        29       30        31        32    Inter-Company     34      35
                 Direct                        Direct                                            Pooling               Loss
                  and                           and                                    Loss    Participation  Losses  Expenses
                Assumed    Ceded     Net*     Assumed    Ceded      Net      Loss     Expense   Percentage    Unpaid   Unpaid
- ------------------------------------------------------------------------------------------------------------------------------
 1. Prior....   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X                        X X X X         (51)
 2. 1992.....         1                   1      27.3                48.4
 3. 1993.....
- ------------------------------------------------------------------------------------------------------------------------------
 4. Totals...   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X                        X X X X         (51)
- ------------------------------------------------------------------------------------------------------------------------------

*Net = (25 - 26) = (11 + 23)


     SCHEDULE P - PART 1L - OTHER (INCLUDING CREDIT, ACCIDENT AND HEALTH)

                                 (000 omitted)

- ----------------------------------------------------------------------------------------------------------------------------------
      1                Premiums Earned                           Loss and Loss Expense Payments
               ----------------------------  --------------------------------------------------------------------------
    Years         2         3          4                              Allocated Loss         9         10         11        12
   in Which                                     Loss Payments        Expense Payments                                    Number of
Premiums Were                                ------------------------------------------   Salvage  Unallocated  Total     Claims
  Earned and    Direct                           5           6          7          8        and       Loss     Net Paid  Reported-
 Losses Were     and                  Net      Direct                Direct             Subrogation  Expense    (5-6+7  Direct and
   Incurred    Assumed    Ceded     (2 - 3)  and Assumed   Ceded   and Assumed   Ceded    Received   Payments    -8+10)   Assumed
- ----------------------------------------------------------------------------------------------------------------------------------
 1. Prior ...  X X X X   X X X X    X X X X                                                                               X X X X
 2. 1992.....      381                  381          88                    6                                         94   X X X X
 3. 1993.....      503                  503          98                    4                    2                   103   X X X X
- ----------------------------------------------------------------------------------------------------------------------------------
 4. Totals ..  X X X X   X X X X    X X X X         187                   10                    2                   197   X X X X
- ----------------------------------------------------------------------------------------------------------------------------------

Note: For "prior," report amounts paid or received in current year only.
      Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

- ----------------------------------------------------------------------------------------------------------------------------------
                        Losses Unpaid                Allocated Loss Expenses Unpaid
            ------------------------------------  -------------------------------------    21         22        23          24
               Case Basis         Bulk + IBNR        Case Basis         Bulk + IBNR                                      Number of
            ----------------   -----------------  -----------------   -----------------                       Total Net   Claims
               13       14       15        16       17        18        19        20     Salvage  Unallocated  Losses   Outstanding-
             Direct            Direct             Direct              Direct               and       Loss        and       Direct
              and                and                and                 and            Subrogation  Expense    Expenses     and
            Assumed   Ceded    Assumed   Ceded    Assumed    Ceded    Assumed   Ceded  Anticipated   Unpaid     Unpaid    Assumed
- -----------------------------------------------------------------------------------------------------------------------------------
1. Prior...
2. 1992....                         20                                                                    0        20
3. 1993....                         53                                     2                              0        55
- -----------------------------------------------------------------------------------------------------------------------------------
4. Totals..                         73                                     2                              0        75
- -----------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
                                                 Loss and Loss Expense                                         Net Balance
                     Total Losses and                 Percentage            Discount for Time                 Sheet Reserves
                  Loss Expenses Incurred       (Incurred/Premiums Earned)    Value of Money        33         After Discount
                ---------------------------   ---------------------------   -----------------                -----------------
                   25        26       27         28        29       30        31        32    Inter-Company     34      35
                 Direct                        Direct                                            Pooling               Loss
                  and                           and                                    Loss    Participation  Losses  Expenses
                Assumed    Ceded     Net*     Assumed    Ceded      Net      Loss     Expense   Percentage    Unpaid   Unpaid
- ------------------------------------------------------------------------------------------------------------------------------
 1. Prior....   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X                        X X X X
 2. 1992.....       114                 114      30.1                30.1                                         20         0
 3. 1993.....       158                 158      31.5                31.5                                         53         2
- ------------------------------------------------------------------------------------------------------------------------------
 4. Totals...   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X                        X X X X          73         2
- ------------------------------------------------------------------------------------------------------------------------------

*Net = (25 - 26) = (11 + 23)

CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ARMCO FINANCIAL
  SERVICES GROUP - COMPANIES TO BE SOLD


                    SCHEDULE P - PART 1M - INTERNATIONAL

                                    NONE


                    SCHEDULE P - PART 1N - REINSURANCE A

                                    NONE


                    SCHEDULE P - PART 1O - REINSURANCE B

                                    NONE


                    SCHEDULE P - PART 1P - REINSURANCE C

                                    NONE


                    SCHEDULE P - PART 1Q - REINSURANCE D

                                    NONE


                                  76, 77, 78

CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ARMCO FINANCIAL
  SERVICES GROUP - COMPANIES TO BE SOLD


     SCHEDULE P - PART 1R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE

                                (000 omitted)

- ----------------------------------------------------------------------------------------------------------------------------------
      1                Premiums Earned                           Loss and Loss Expense Payments
               ----------------------------  --------------------------------------------------------------------------
    Years         2         3          4                              Allocated Loss         9         10         11        12
   in Which                                     Loss Payments        Expense Payments                                    Number of
Premiums Were                                ------------------------------------------   Salvage  Unallocated  Total     Claims
  Earned and    Direct                           5           6          7          8        and       Loss     Net Paid  Reported-
 Losses Were     and                  Net      Direct                Direct             Subrogation  Expense    (5-6+7  Direct and
   Incurred    Assumed    Ceded     (2 - 3)  and Assumed   Ceded   and Assumed   Ceded    Received   Payments   -8+10)    Assumed
- ----------------------------------------------------------------------------------------------------------------------------------
 1. Prior...   X X X X   X X X X    X X X X                               30         30                    0          0   X X X X
 2. 1984....     1,895     1,793        102        932        853        461        443                   11        108
 3. 1985....     1,871     1,754        117      2,043      1,770      1,096      1,041                   19        347
 4. 1986....     3,259       772      2,487     (2,874)    (2,542)       128     (1,466)      149        397      1,659
 5. 1987....     3,283        97      3,186        627                   406         22         6        171      1,181
 6. 1988....     3,138        67      3,071        145                    89                    7         82        315
 7. 1989....     3,585       101      3,484        264                   119                    6         71        454       118
 8. 1990....     4,202       315      3,887        489                   337                    3         96        922       199
 9. 1991....     3,563       173      3,390        365                    56                    5         94        515       151
10. 1992....     2,859        60      2,799         38                    35                    1         65        138        83
11. 1993....     1,783        48      1,735          1                     0                    0          4          5        45
- ----------------------------------------------------------------------------------------------------------------------------------
12. Totals..  X X X X    X X X X    X X X X      2,028         80      2,757         70       177      1,009      5,644   X X X X
- ----------------------------------------------------------------------------------------------------------------------------------

Note: For "prior," report amounts paid or received in current year only.
      Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

- ----------------------------------------------------------------------------------------------------------------------------------
                        Losses Unpaid                Allocated Loss Expenses Unpaid
             -----------------------------------  -------------------------------------    21         22        23          24
               Case Basis         Bulk + IBNR        Case Basis         Bulk + IBNR                                      Number of
            ----------------   -----------------  -----------------   -----------------                       Total Net   Claims
               13       14       15        16       17        18        19        20     Salvage  Unallocated  Losses  Outstanding-
             Direct            Direct             Direct              Direct               and       Loss        and       Direct
              and                and                and                 and            Subrogation  Expenses   Expenses     and
            Assumed   Ceded    Assumed   Ceded    Assumed    Ceded    Assumed   Ceded  Anticipated   Unpaid     Unpaid    Assumed
- -----------------------------------------------------------------------------------------------------------------------------------
 1. Prior...     43       43         9         9                           22        22                                        7
 2. 1984....                         0         0                            4         4
 3. 1985....     10       10        81        81                          204       204                                        2
 4. 1986....     30      (53)       41       (16)                         108       (42)                 13       303          6
 5. 1987....
 6. 1988....
 7. 1989....
 8. 1990....     75                 36                                     34                   1        10       154         20
 9. 1991....    145                 63                                     97                   0        27       332         12
10. 1992....     28                 30                                     25                   0         6        89         15
11. 1993....     61                 42                                     37                   1         9       149          7
- -----------------------------------------------------------------------------------------------------------------------------------
12. Totals..    391                303        75                          532       189         2        65     1,027         69
- -----------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
                                                 Loss and Loss Expense                                         Net Balance
                     Total Losses and                 Percentage            Discount for Time                 Sheet Reserves
                  Loss Expenses Incurred       (Incurred/Premiums Earned)    Value of Money        33         After Discount
                ---------------------------   ---------------------------   -----------------                -----------------
                   25        26       27         28        29       30        31        32    Inter-Company     34      35
                 Direct                        Direct                                            Pooling               Loss
                  and                           and                                    Loss    Participation  Losses  Expenses
                Assumed    Ceded     Net*     Assumed    Ceded      Net      Loss     Expense   Percentage    Unpaid   Unpaid
- ------------------------------------------------------------------------------------------------------------------------------
 1. Prior....   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X                        X X X X
 2. 1984.....     1,409     1,300       108      74.3      72.5     106.3
 3. 1985.....     3,453     3,107       347     184.6     177.1     296.4
 4. 1986.....    (2,157)   (4,119)    1,962     (66.2)   (533.5)     78.9                                        139       163
 5. 1987.....     1,203        22     1,181      36.7      22.7      37.1
 6. 1988.....       315                 315      10.0                10.3
 7. 1989.....       454                 454      12.7                13.0
 8. 1990.....     1,076               1,076      25.6                27.7                                        111        43
 9. 1991.....       847                 847      23.8                25.0                                        208       124
10. 1992.....       227                 227       7.9                 8.1                                         58        31
11. 1993.....       153                 153       8.6                 8.8                                        103        46
- ------------------------------------------------------------------------------------------------------------------------------
12. Totals...   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X                        X X X X         619       408
- ------------------------------------------------------------------------------------------------------------------------------

*Net = (25 - 26) = (11 + 23)

CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ARMCO FINANCIAL
  SERVICES GROUP - COMPANIES TO BE SOLD


     SCHEDULE P - PART 1R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS MADE

                                    NONE

CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ARMCO FINANCIAL
  SERVICES GROUP - COMPANIES TO BE SOLD


                        SCHEDULE P - PART 2A - HOMEOWNERS/FARMOWNERS

- ------------------------------------------------------------------------------------------------------------------------------------
      1                  Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)                  Development**
                ------------------------------------------------------------------------------------------------  ------------------
Years in Which
 Losses Were       2        3         4         5         6         7         8         9        10        11       12        13
  Incurred       1984     1985      1986      1987      1988      1989      1990      1991      1992      1993   One Year  Two Year
- ------------------------------------------------------------------------------------------------------------------------------------
 1. Prior ...    1,778*    2,424     4,427     3,755     3,352     3,297     3,209     3,083     3,073     3,098       25       15
 2. 1984.....    5,278     5,985     7,353     7,763     7,240     7,103     7,014     6,907     6,907     6,927       20       20
 3. 1985.....  X X X X     4,707     4,716     5,204     4,885     4,733     4,657     4,569     4,567     4,576        9        7
 4. 1986.....  X X X X   X X X X     6,863     6,353     5,466     5,298     5,012     5,061     5,060     5,111       51       50
 5. 1987.....  X X X X   X X X X   X X X X     8,170     7,513     7,156     7,065     6,859     6,834     6,868       34        9
 6. 1988.....  X X X X   X X X X   X X X X   X X X X     7,761     7,325     7,005     6,898     6,892     6,973       81       75
 7. 1989.....  X X X X   X X X X   X X X X   X X X X   X X X X     6,828     6,922     6,577     6,572     6,607       35       30
 8. 1990.....  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     7,901     7,525     7,652     7,559      (93)      34
 9. 1991.....  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     9,433     9,392     8,957     (435)    (476)
10. 1992.....  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     9,539     9,940      401  X X X X
11. 1993.....  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    10,244  X X X X  X X X X
- -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      12. Totals      128     (236)
                                                                                                      -----------------------------

              SCHEDULE P - PART 2B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL

- -----------------------------------------------------------------------------------------------------------------------------------
 1. Prior ...    5,650*    5,564     5,327     5,465     5,740     5,642     5,738     5,680     5,679     5,679                (1)
 2. 1984.....    9,765     9,990     9,727     9,779     9,827     9,540     9,492     9,358     9,358     9,330      (28)     (28)
 3. 1985.....  X X X X    11,343    10,605    11,009    11,522    11,363    11,477    11,272    11,250    11,252        2      (20)
 4. 1986.....  X X X X   X X X X    20,049    16,902    16,686    15,941    16,178    16,026    16,261    16,245      (16)     219
 5. 1987.....  X X X X   X X X X   X X X X    23,950    23,300    22,812    23,330    23,468    23,586    23,741      155      273
 6. 1988.....  X X X X   X X X X   X X X X   X X X X    24,728    24,332    23,945    24,308    24,616    24,827      211      519
 7. 1989.....  X X X X   X X X X   X X X X   X X X X   X X X X    26,833    26,167    26,963    28,000    28,250      250    1,287
 8. 1990.....  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    32,388    33,745    34,547    35,203      656    1,458
 9. 1991.....  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    31,046    31,494    32,975    1,481    1,929
10. 1992.....  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    32,762    32,744      (18) X X X X
11. 1993.....  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    32,952  X X X X  X X X X
- -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      12. Totals    2,693    5,636
                                                                                                      -----------------------------

               SCHEDULE P - PART 2C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL

- -----------------------------------------------------------------------------------------------------------------------------------
 1. Prior ...    4,506*    4,660     5,499     5,552     5,406     5,383     5,308     5,275     5,269     5,280       11        5
 2. 1984.....    5,353     5,798     6,347     6,491     6,776     6,300     5,879     5,756     5,760     5,751       (9)      (5)
 3. 1985.....  X X X X     4,579     3,743     3,817     4,308     4,038     4,039     3,986     4,002     3,956      (46)     (30)
 4. 1986.....  X X X X   X X X X     8,204     8,873     9,668     8,492     9,084     8,781     8,994     8,700     (294)     (81)
 5. 1987.....  X X X X   X X X X   X X X X    11,596    11,145    10,798    11,606    11,832    11,686    11,931      245       99
 6. 1988.....  X X X X   X X X X   X X X X   X X X X    14,369    13,127    14,058    14,480    14,487    14,605      118      125
 7. 1989.....  X X X X   X X X X   X X X X   X X X X   X X X X    19,461    20,571    22,129    22,788    22,663     (125)     534
 8. 1990.....  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    17,064    17,099    18,010    18,388      378    1,289
 9. 1991.....  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    21,558    21,925    23,045    1,120    1,487
10. 1992.....  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    16,974    16,591     (383) X X X X
11. 1993.....  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    17,276  X X X X  X X X X
- -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      12. Totals    1,015    3,423
                                                                                                      -----------------------------

                        SCHEDULE P - PART 2D - WORKERS' COMPENSATION

- -----------------------------------------------------------------------------------------------------------------------------------
 1. Prior ...    5,542*    5,222     5,290     5,528     5,737     6,178     7,366     6,871     6,857     6,776      (81)     (95)
 2. 1984.....    4,345     4,597     4,586     4,475     4,462     4,612     4,771     4,663     4,657     4,634      (23)     (29)
 3. 1985.....  X X X X     4,922     4,811     4,846     5,519     5,484     5,619     5,529     5,497     5,434      (63)     (95)
 4. 1986.....  X X X X   X X X X    16,485    18,993    21,332    19,373    21,046    20,138    19,546    20,492      946      354
 5. 1987.....  X X X X   X X X X   X X X X    20,495    21,865    22,437    21,981    21,996    22,367    22,201     (166)     205
 6. 1988.....  X X X X   X X X X   X X X X   X X X X    34,629    35,815    33,977    34,051    33,881    34,282      401      231
 7. 1989.....  X X X X   X X X X   X X X X   X X X X   X X X X    44,944    44,044    43,491    44,771    44,536     (235)   1,045
 8. 1990.....  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    39,839    43,413    45,408    46,673    1,265    3,260
 9. 1991.....  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    39,869    39,094    39,077      (17)    (792)
10. 1992.....  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    38,430    37,568     (862) X X X X
11. 1993.....  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    36,851  X X X X  X X X X
- -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      12. Totals    1,165    4,084
                                                                                                      -----------------------------


                      SCHEDULE P - PART 2E - COMMERCIAL MULTIPLE PERIL

- -----------------------------------------------------------------------------------------------------------------------------------
 1. Prior ...    1,037*    1,282     1,503     1,609     1,616     1,574     1,566     1,670     1,659     1,674       15        4
 2. 1984.....    2,191     2,600     2,700     2,765     2,924     2,870     2,811     2,811     2,813     2,806       (7)      (5)
 3. 1985.....  X X X X     2,235     2,347     2,276     2,450     2,311     2,185     2,158     2,160     2,315      155      157
 4. 1986.....  X X X X   X X X X    10,894     8,807     8,408     8,283     8,153     8,738     9,122     9,345      223      607
 5. 1987.....  X X X X   X X X X   X X X X    12,969    11,276    11,848    11,881    12,957    14,207    14,075     (132)   1,118
 6. 1988.....  X X X X   X X X X   X X X X   X X X X    15,063    14,360    14,325    14,230    14,561    15,051      490      821
 7. 1989.....  X X X X   X X X X   X X X X   X X X X   X X X X    22,046    21,860    22,509    22,426    22,979      553      470
 8. 1990.....  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    30,643    30,895    31,444    30,701     (743)    (194)
 9. 1991.....  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    37,428    36,530    35,350   (1,180)  (2,078)
10. 1992.....  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    34,369    33,250   (1,119) X X X X
11. 1993.....  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    30,040  X X X X  X X X X
- -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      12. Totals   (1,745)     900
                                                                                                      -----------------------------

 *Reported reserves only. Subsequent development relates only to subsequent payments and reserves.
**Current year less first or second prior year, showing (redundant) or adverse.

CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ARMCO FINANCIAL
  SERVICES GROUP - COMPANIES TO BE SOLD


      SCHEDULE P - PART 2F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE

- -----------------------------------------------------------------------------------------------------------------------------------
      1                 Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)                  Development**
                -------------------------------------------------------------------------------------------------------------------
Years in Which
 Losses Were      2         3        4         5         6         7         8         9        10        11       12        13
  Incurred      1984      1985     1986      1987      1988      1989      1990      1991      1992      1993   One Year  Two Year
- -----------------------------------------------------------------------------------------------------------------------------------
 1. Prior...         *
 2. 1984....
 3. 1985....   X X X X
 4. 1986....   X X X X   X X X X         73      (96)      183       468       227       227       227     227
 5. 1987....   X X X X   X X X X   X X X X        81        20         9         1         1         1       1
 6. 1988....   X X X X   X X X X   X X X X   X X X X        73        14
 7. 1989....   X X X X   X X X X   X X X X   X X X X   X X X X        34         1         1         1       1
 8. 1990....   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X       100
 9. 1991....   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X
10. 1992....   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X                                X X X X
11. 1993....   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X            X X X X   X X X X
- -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      12. Totals
                                                                                                                -------------------

     SCHEDULE P - PART 2F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS-MADE

- ----------------------------------------------------------------------------------------------------------------------------------
 1. Prior...
 2. 1984....
 3. 1985....
 4. 1986....
 5. 1987....
 6. 1988....                         NONE
 7. 1989....
 8. 1990....
 9. 1991....
10. 1992....
11. 1993....
- -----------------------------------------------------------------------------------------------------------------------------------

        SCHEDULE P - PART 2G - SPECIAL LIABILITY (OCEAN MARINE, AIRCRAFT
                      (ALL PERILS), BOILER AND MACHINERY)

- -----------------------------------------------------------------------------------------------------------------------------------
 1. Prior...
 2. 1984....
 3. 1985....
 4. 1986....
 5. 1987....
 6. 1988....                         NONE
 7. 1989....
 8. 1990....
 9. 1991....
10. 1992....
11. 1993....
- -----------------------------------------------------------------------------------------------------------------------------------



        SCHEDULE P - PART 2H - SECTION 1 - OTHER LIABILITY - OCCURRENCE

- -----------------------------------------------------------------------------------------------------------------------------------
 1. Prior..    1,578 *    1,741     5,205     5,168     5,124     5,942     6,338     7,346     7,279    8,030        751       684
 2. 1984...      800        868       853       916     1,067     1,317     1,405     1,395     1,341    1,210       (131)     (185)
 3. 1985...  X X X X      1,162     1,178     1,038     1,576     1,591     1,773     1,792     1,738    1,513       (225)     (279)
 4. 1986...  X X X X    X X X X    12,442    12,825    11,042     7,406     8,403    10,052    10,041   11,154      1,113     1,102
 5. 1987...  X X X X    X X X X   X X X X    10,244     8,473     9,462     7,912     7,829     7,718    8,643        925       814
 6. 1988...  X X X X    X X X X   X X X X   X X X X     9,254    10,030     9,931     8,941     8,705    8,756         51      (185)
 7. 1989...  X X X X    X X X X   X X X X   X X X X   X X X X    11,885    10,433    11,549    10,644   10,959        315      (590)
 8. 1990...  X X X X    X X X X   X X X X   X X X X   X X X X   X X X X    10,949    11,334    10,584   11,124        540      (210)
 9. 1991...  X X X X    X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    13,481    13,373   13,990        617       509
10. 1992...  X X X X    X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    10,830   11,346        516   X X X X
11. 1993...  X X X X    X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   10,622   X X X X    X X X X
- -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      12. Totals    4,470     1,661
                                                                                                                 ------------------

       SCHEDULE P - PART 2H - SECTION 2 - OTHER LIABILITY - CLAIMS-MADE

- -----------------------------------------------------------------------------------------------------------------------------------
 1. Prior..        *
 2. 1984...
 3. 1985...  X X X X
 4. 1986...  X X X X   X X X X
 5. 1987...  X X X X   X X X X   X X X X
 6. 1988...  X X X X   X X X X   X X X X   X X X X         5         2         1         1         1       1
 7. 1989...  X X X X   X X X X   X X X X   X X X X   X X X X        25        23        40        39      35         (4)        (5)
 8. 1990...  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X        82        85        94     115         21         30
 9. 1991...  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X        76        33      33                   (43)
10. 1992...  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X        77      43        (34)   X X X X
11. 1993...  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X      45    X X X X    X X X X
- -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      12. Totals     (17)       (18)
                                                                                                                 ------------------

 *Reported reserves only. Subsequent development relates only to subsequent payments and reserves.

**Current year less first or second prior year, showing (redundant) or adverse.

CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ARMCO FINANCIAL
  SERVICES GROUP - COMPANIES TO BE SOLD


  SCHEDULE P - PART 2I - SPECIAL PROPERTY (FIRE, ALLIED LINES, INLAND MARINE,

                    EARTHQUAKE, GLASS, BURGLARY AND THEFT)


- ------------------------------------------------------------------------------------------------------------------------------------
      1                  Incurred Losses and Allocated Expenses Reported At Year End (000 omitted)                  Development**
                ------------------------------------------------------------------------------------------------  ------------------
Years in Which
 Losses Were       2        3         4         5         6         7         8         9        10        11       12        13
  Incurred       1984     1985      1986      1987      1988      1989      1990      1991      1992      1993   One Year  Two Year
- ------------------------------------------------------------------------------------------------------------------------------------
 1. Prior....  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     2,928 *   2,920     2,230     (690)     (698)
 2. 1992.....  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     8,246     7,815     (432)  X X X X
 3. 1993.....  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     3,514  X X X X   X X X X
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        4. Totals  (1,122)     (698)
                                                                                                                  ------------------

                  SCHEDULE P - PART 2J - AUTO PHYSICAL DAMAGE

- ------------------------------------------------------------------------------------------------------------------------------------
 1. Prior....  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     2,721 *   2,090     1,830     (260)     (892)
 2. 1992.....  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    21,022    20,736     (286)  X X X X
 3. 1993.....  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    18,903  X X X X   X X X X
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        4. Totals    (546)     (892)
                                                                                                                  ------------------


SCHEDULE P - PART 2K - FIDELITY, SURETY, FINANCIAL GUARANTY, MORTGAGE GUARANTY

- ------------------------------------------------------------------------------------------------------------------------------------
 1. Prior....  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X       (70)*     (78)      (78)       0        (8)
 2. 1992.....  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X                   1        1   X X X X
 3. 1993.....  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X            X X X X   X X X X
- -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        4. Totals       1        (8)
                                                                                                                  ------------------

     SCHEDULE P - PART 2L - OTHER (INCLUDING CREDIT, ACCIDENT AND HEALTH)

- ------------------------------------------------------------------------------------------------------------------------------------
 1. Prior....  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X        62 *      33        33                (29)
 2. 1992.....  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X       158       114      (44)  X X X X
 3. 1993.....  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X       158  X X X X   X X X X
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        4. Totals     (44)      (29)
                                                                                                                  ------------------

                     SCHEDULE P - PART 2M - INTERNATIONAL

- ------------------------------------------------------------------------------------------------------------------------------------
 1. Prior...
 2. 1984....
 3. 1985....
 4. 1986....
 5. 1987....
 6. 1988....                      NONE
 7. 1989....
 8. 1990....
 9. 1991....
10. 1992....
11. 1993....
- -----------------------------------------------------------------------------------------------------------------------------------



 *Reported reserves only. Subsequent development relates only to subsequent payments and reserves.

**Current year less first or second prior year, showing (redundant) or adverse.

CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ARMCO FINANCIAL
  SERVICES GROUP - COMPANIES TO BE SOLD


                     SCHEDULE P - PART 2N - REINSURANCE A

- ------------------------------------------------------------------------------------------------------------------------------------
      1                  Incurred Losses and Allocated Expenses Reported At Year End (000 omitted)                  Development**
                ------------------------------------------------------------------------------------------------  ------------------
Years in Which
 Losses Were       2         3         4         5         6         7         8         9        10        11       12        13
  Incurred       1984      1985      1986      1987      1988      1989      1990      1991      1992      1993   One Year  Two Year
- ------------------------------------------------------------------------------------------------------------------------------------
 1. 1988.....
 2. 1989.....
 3. 1990.....
 4. 1991.....                      NONE
 5. 1992.....
 6. 1993.....

                     SCHEDULE P - PART 2O - REINSURANCE B

- ------------------------------------------------------------------------------------------------------------------------------------
 1. 1988.....
 2. 1989.....
 3. 1990.....
 4. 1991.....                      NONE
 5. 1992.....
 6. 1993.....

                     SCHEDULE P - PART 2P - REINSURANCE C

- ------------------------------------------------------------------------------------------------------------------------------------
 1. 1988.....
 2. 1989.....
 3. 1990.....
 4. 1991.....                      NONE
 5. 1992.....
 6. 1993.....

                     SCHEDULE P - PART 2Q - REINSURANCE D

- ------------------------------------------------------------------------------------------------------------------------------------
 1. Prior....
 2. 1984.....
 3. 1985.....                      NONE
 4. 1986.....
 5. 1987.....

       SCHEDULE P - PART 2R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE

- ------------------------------------------------------------------------------------------------------------------------------------
 1. Prior ...      (114)*     (99)      (99)       93       545       498       517       440       440     588       148       148
 2. 1984.....        29        21        21        21        21        21        21        21        21      97        76        76
 3. 1985.....   X X X X        39        34        34        34        34        34        34        41     328       287       294
 4. 1986.....   X X X X   X X X X     1,544       501     1,930     1,481     1,774     1,655     2,449   1,552      (897)     (103)
 5. 1987.....   X X X X   X X X X   X X X X     2,130     1,407     1,208     1,216     1,417     1,445   1,011      (434)     (407)
 6. 1988.....   X X X X   X X X X   X X X X   X X X X     1,387       611       679       357       346     233      (112)     (124)
 7. 1989.....   X X X X   X X X X   X X X X   X X X X   X X X X     1,304     1,106       774       978     383      (595)     (391)
 8. 1990.....   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     1,746     1,104     1,840     971      (869)     (133)
 9. 1991.....   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     1,246     1,348     726      (622)     (520)
10. 1992.....   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X       816     155      (660)  X X X X
11. 1993.....   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     140   X X X X   X X X X
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     12. Totals    (3,678)   (1,160)
                                                                                                     -------------------------------

            SCHEDULE P - PART 2R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS-MADE

- ------------------------------------------------------------------------------------------------------------------------------------
 1. Prior....
 2. 1984.....
 3. 1985.....
 4. 1986.....
 5. 1987.....
 6. 1988.....                      NONE
 7. 1989.....
 8. 1990.....
 9. 1991.....
10. 1992.....
11. 1993.....

 *Reported reserves only. Subsequent development relates only to subsequent payments and reserves.
**Current year less first or second prior year, showing (redundant) or adverse.

CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ARMCO FINANCIAL
  SERVICES GROUP - COMPANIES TO BE SOLD


                        SCHEDULE P - PART 3A - HOMEOWNERS/FARMOWNERS

- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    12        13
                                                                                                                 Number of Number of
      1                     Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)               Claims    Claims
                ------------------------------------------------------------------------------------------------  Closed    Closed
Years in Which                                                                                                     With     Without
 Losses Were       2        3         4         5         6         7         8         9        10        11      Loss      Loss
  Incurred       1984     1985      1986      1987      1988      1989      1990      1991      1992      1993    Payment   Payment
- ------------------------------------------------------------------------------------------------------------------------------------
 1. Prior...     000         780     1,823     2,553     2,926     2,998     2,937     2,950     3,073     3,098
 2. 1984....     2,643     4,654     5,488     6,024     6,344     6,747     6,896     6,907     6,907     6,927
 3. 1985....   X X X X     2,576     3,896     4,071     4,335     4,464     4,506     4,563     4,561     4,561
 4. 1986....   X X X X   X X X X       324     3,142     4,168     4,514     4,613     4,858     4,893     5,053
 5. 1987....   X X X X   X X X X   X X X X     4,340     6,395     6,514     6,749     6,804     6,808     6,858
 6. 1988....   X X X X   X X X X   X X X X   X X X X     4,578     6,091     6,579     6,778     6,859     6,958
 7. 1989....   X X X X   X X X X   X X X X   X X X X   X X X X     4,555     5,992     6,183     6,339     6,579    1,743       136
 8. 1990....   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     5,007     6,667     7,377     7,466    2,056       166
 9. 1991....   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     6,116     7,894     8,204    2,315       272
10. 1992....   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     6,386     8,565    2,093       292
11. 1993....   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     7,022    1,645       256
- ------------------------------------------------------------------------------------------------------------------------------------

              SCHEDULE P - PART 3B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL

- ------------------------------------------------------------------------------------------------------------------------------------
 1. Prior...     000       2,742     3,775     4,861     5,364     5,553     5,679     5,680     5,679     5,679
 2. 1984....     4,917     7,074     7,842     8,563     9,001     9,299     9,314     9,334     9,335     9,307
 3. 1985....   X X X X     2,854     6,739     8,867     9,966    10,698    10,953    11,158    11,195    11,229
 4. 1986....   X X X X   X X X X    (5,017)    6,575    10,566    12,723    14,127    15,235    15,531    15,955
 5. 1987....   X X X X   X X X X   X X X X     7,934    15,472    18,808    21,530    22,263    23,169    23,389
 6. 1988....   X X X X   X X X X   X X X X   X X X X     8,567    16,024    20,333    22,517    23,632    24,269
 7. 1989....   X X X X   X X X X   X X X X   X X X X   X X X X     9,589    18,953    23,854    25,851    27,020    4,928     1,069
 8. 1990....   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    13,500    25,426    31,030    33,093    6,117     1,508
 9. 1991....   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    11,839    21,188    26,931    4,910     1,085
10. 1992....   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    12,411    22,334    4,374     1,043
11. 1993....   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    11,326    2,734       500
- ------------------------------------------------------------------------------------------------------------------------------------


               SCHEDULE P - PART 3C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL

- -----------------------------------------------------------------------------------------------------------------------------------
 1. Prior...     000       2,348     4,081     4,936     4,897     5,261     5,264     5,269     5,269     5,270
 2. 1984....     1,707     3,451     4,324     4,759     5,227     5,731     5,756     5,756     5,759     5,751
 3. 1985....   X X X X       850     2,136     2,747     3,448     3,645     3,899     3,968     3,983     3,956
 4. 1986....   X X X X   X X X X   (10,051)   (2,657)    2,475     5,502     7,139     8,134     8,641     8,539
 5. 1987....   X X X X   X X X X   X X X X     2,237     5,417     7,983     9,233    10,359    10,967    11,268
 6. 1988....   X X X X   X X X X   X X X X   X X X X     3,375     6,727     9,502    11,735    13,131    13,869
 7. 1989....   X X X X   X X X X   X X X X   X X X X   X X X X     4,584    11,834    16,366    19,425    20,801    3,345       733
 8. 1990....   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     4,616     9,930    13,501    15,315    3,405       676
 9. 1991....   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     4,123    13,980    17,056    2,890       783
10. 1992....   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     4,025     8,189    2,249       542
11. 1993....   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     4,497    1,879       323
- -----------------------------------------------------------------------------------------------------------------------------------


                        SCHEDULE P - PART 3D - WORKERS' COMPENSATION


- ------------------------------------------------------------------------------------------------------------------------------------
 1. Prior...     000       2,857     3,679     4,343     4,939     5,213     5,482     5,198     5,396     5,766
 2. 1984....       832     2,561     3,388     3,801     4,057     4,297     4,406     4,414     4,428     4,437
 3. 1985....   X X X X     1,274     2,714     3,495     4,213     4,807     5,078     5,102     5,168     5,213
 4. 1986....   X X X X   X X X X   (17,289)   (5,749)    2,573     7,053     9,501    11,320    13,046    14,268
 5. 1987....   X X X X   X X X X   X X X X     4,808    11,353    15,388    17,528    19,024    19,869    20,549
 6. 1988....   X X X X   X X X X   X X X X   X X X X     7,063    17,067    22,431    26,566    28,866    30,299
 7. 1989....   X X X X   X X X X   X X X X   X X X X   X X X X     9,359    21,709    30,312    35,639    38,511    8,486       756
 8. 1990....   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     9,984    23,591    31,599    36,841    7,498       599
 9. 1991....   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     9,198    20,100    26,474    7,153       717
10. 1992....   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     8,527    18,184    6,468       592
11. 1993....   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     8,166    4,892       418
- ------------------------------------------------------------------------------------------------------------------------------------


                      SCHEDULE P - PART 3E - COMMERCIAL MULTIPLE PERIL


- ------------------------------------------------------------------------------------------------------------------------------------
 1. Prior...     000         478       881     1,311     1,405     1,440     1,468     1,645     1,654     1,656
 2. 1984....     1,004     1,807     2,114     2,339     2,573     2,756     2,811     2,811     2,813     2,806
 3. 1985....   X X X X       897     1,509     1,742     1,885     2,122     2,185     2,158     2,160     2,307
 4. 1986....   X X X X   X X X X    (6,062)     (617)    2,000     3,714     5,401     6,758     7,793     7,919
 5. 1987....   X X X X   X X X X   X X X X     4,570     7,070     8,178    10,383    11,289    12,118    13,607
 6. 1988....   X X X X   X X X X   X X X X   X X X X     5,652     9,812    11,187    12,700    13,588    14,170
 7. 1989....   X X X X   X X X X   X X X X   X X X X   X X X X     9,157    15,241    17,801    19,335    21,105    3,510     1,029
 8. 1990....   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    12,617    20,709    24,728    27,118    4,028     1,239
 9. 1991....   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    15,629    23,880    27,527    4,637     1,549
10. 1992....   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    15,826    22,707    3,882     1,522
11. 1993....   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    13,588    3,330     1,337
- ------------------------------------------------------------------------------------------------------------------------------------

Note: Net of salvage and subrogation received.

CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ARMCO FINANCIAL
  SERVICES GROUP - COMPANIES TO BE SOLD


     SCHEDULE P - PART 3F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE

- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   12         13
                                                                                                                 Number of Number of
      1                    Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)                Claims     Claims
                ------------------------------------------------------------------------------------------------  Closed     Closed
Years in Which                                                                                                     With      Without
 Losses Were       2        3         4         5         6         7         8         9        10       11       Loss       Loss
  Incurred       1984     1985      1986      1987      1988      1989      1990      1991      1992     1993     Payment    Payment
- ------------------------------------------------------------------------------------------------------------------------------------
 1. Prior....      000
 2. 1984.....
 3. 1985.....  X X X X
 4. 1986.....  X X X X   X X X X      (384)     (256)     (244)     (198)      227       227       227       227
 5. 1987.....  X X X X   X X X X   X X X X                   1         1         1         1         1         1
 6. 1988.....  X X X X   X X X X   X X X X   X X X X
 7. 1989.....  X X X X   X X X X   X X X X   X X X X   X X X X                   1         1         1         1        1         1
 8. 1990.....  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X
 9. 1991.....  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X
10. 1992.....  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X
11. 1993.....  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X
- ------------------------------------------------------------------------------------------------------------------------------------


    SCHEDULE P - PART 3F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS-MADE

- ------------------------------------------------------------------------------------------------------------------------------------
 1. Prior....
 2. 1984.....
 3. 1985.....
 4. 1986.....
 5. 1987.....
 6. 1988.....                        NONE
 7. 1989.....
 8. 1990.....
 9. 1991.....
10. 1992.....
11. 1993.....
- ------------------------------------------------------------------------------------------------------------------------------------

      SCHEDULE P - PART 3G - SPECIAL LIABILITY (OCEAN MARINE, AIRCRAFT

                     (ALL PERILS), BOILER AND MACHINERY)

- ------------------------------------------------------------------------------------------------------------------------------------
 1. Prior....
 2. 1984.....
 3. 1985.....
 4. 1986.....
 5. 1987.....
 6. 1988.....                         NONE
 7. 1989.....
 8. 1990.....
 9. 1991.....
10. 1992.....
11. 1993.....
- ------------------------------------------------------------------------------------------------------------------------------------

       SCHEDULE P - PART 3H - SECTION 1 - OTHER LIABILITY - OCCURRENCE

- ------------------------------------------------------------------------------------------------------------------------------------
 1. Prior....      000     1,031     4,251     5,456     5,555     6,497     6,228     6,290     6,539     6,751
 2. 1984.....      110       368       445       536       715     1,274     1,303     1,297     1,298     1,180
 3. 1985.....  X X X X       153       247       470     1,018     1,135     1,553     1,681     1,691     1,436
 4. 1986.....  X X X X   X X X X   (20,851)  (13,229)   (6,206)   (1,068)    1,706     3,656     5,268     7,016
 5. 1987.....  X X X X   X X X X   X X X X       650     1,661     3,553     5,166     5,890     6,064     7,772
 6. 1988.....  X X X X   X X X X   X X X X   X X X X       973     2,240     3,717     5,372     6,289     6,763
 7. 1989.....  X X X X   X X X X   X X X X   X X X X   X X X X     1,063     2,214     4,457     6,703     7,832    1,109       474
 8. 1990.....  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     1,044     3,011     4,760     7,105    1,081       525
 9. 1991.....  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     1,356     3,512     5,382    1,030       565
10. 1992.....  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     1,190     2,632      760       353
11. 1993.....  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     1,045      567       214
- ------------------------------------------------------------------------------------------------------------------------------------


      SCHEDULE P - PART 3H - SECTION 2 - OTHER LIABILITY - CLAIMS-MADE

- ------------------------------------------------------------------------------------------------------------------------------------
 1. Prior....      000
 2. 1984.....
 3. 1985.....  X X X X
 4. 1986.....  X X X X   X X X X
 5. 1987.....  X X X X   X X X X   X X X X
 6. 1988.....  X X X X   X X X X   X X X X   X X X X                   1         1         1         1         1                  2
 7. 1989.....  X X X X   X X X X   X X X X   X X X X   X X X X        11        21        23        24        30        2         8
 8. 1990.....  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X        24        55        72       115        5         7
 9. 1991.....  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X         4        28        28        2         7
10. 1992.....  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X        15        42        2        15
11. 1993.....  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X         8                  4
- ------------------------------------------------------------------------------------------------------------------------------------

Note: Net of salvage and subrogation received.

CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ARMCO FINANCIAL
  SERVICES GROUP - COMPANIES TO BE SOLD


  SCHEDULE P - PART 3I - SPECIAL PROPERTY (FIRE, ALLIED LINES, INLAND MARINE,
                    EARTHQUAKE, GLASS, BURGLARY AND THEFT)

- ------------------------------------------------------------------------------------------------------------------------------------
                         Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)                    12        13
                ------------------------------------------------------------------------------------------------           Number of
      1                                                                                                          Number of  Claims
                                                                                                                  Claims    Closed
Years in Which                                                                                                    Closed    Without
 Losses Were       2        3         4         5         6         7         8         9        10        11    With Loss   Loss
  Incurred       1984     1985      1986      1987      1988      1989      1990      1991      1992      1993    Payment   Payment
- ------------------------------------------------------------------------------------------------------------------------------------
 1. Prior....   X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     000       1,918    2,158   X X X X   X X X X
 2. 1992.....   X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     6,545    7,542   X X X X   X X X X
 3. 1993.....   X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    2,514   X X X X   X X X X
- ------------------------------------------------------------------------------------------------------------------------------------

                  SCHEDULE P - PART 3J - AUTO PHYSICAL DAMAGE

- ------------------------------------------------------------------------------------------------------------------------------------
 1. Prior....   X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     000       1,911     1,861   35,262     2,053
 2. 1992.....   X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    18,484    20,214   11,228       763
 3. 1993.....   X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X    17,393    9,523       602
- ------------------------------------------------------------------------------------------------------------------------------------

SCHEDULE P - PART 3K - FIDELITY, SURETY, FINANCIAL GUARANTY, MORTGAGE GUARANTY

- ------------------------------------------------------------------------------------------------------------------------------------
 1. Prior....   X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     000         (10)      (27)  X X X X   X X X X
 2. 1992.....   X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X                   1   X X X X   X X X X
 3. 1993.....   X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X
- ------------------------------------------------------------------------------------------------------------------------------------

     SCHEDULE P - PART 3L - OTHER (INCLUDING CREDIT, ACCIDENT AND HEALTH)

- ------------------------------------------------------------------------------------------------------------------------------------
 1. Prior....   X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X     000          33        33   X X X X   X X X X
 2. 1992.....   X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X        66        94   X X X X   X X X X
 3. 1993.....   X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X       103   X X X X   X X X X
- ------------------------------------------------------------------------------------------------------------------------------------

                     SCHEDULE P - PART 3M - INTERNATIONAL

- ------------------------------------------------------------------------------------------------------------------------------------
 1. Prior....
 2. 1984.....
 3. 1985.....
 4. 1986.....
 5. 1987.....
 6. 1988.....                        NONE
 7. 1989.....
 8. 1990.....
 9. 1991.....
10. 1992.....
11. 1993.....
- ------------------------------------------------------------------------------------------------------------------------------------

Note: Net of salvage and subrogation received.

CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ARMCO FINANCIAL
  SERVICES GROUP - COMPANIES TO BE SOLD


                     SCHEDULE P - PART 3N - REINSURANCE A

- ------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   12        13
                                                                                                                          Number of
      1                   CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)                Number of  Claims
Years in Which -----------------------------------------------------------------------------------------------    Claims    Closed
 Losses Were       2        3         4         5         6         7         8         9        10        11     Closed    Without
  Incurred       1984     1985      1986      1987      1988      1989      1990      1991      1992      1993   With Loss   Loss
- ------------------------------------------------------------------------------------------------------------------------------------
1. 1988.....
2. 1989.....
3. 1990.....
4. 1991.....                                             NONE
5. 1992.....
6. 1993.....
- --------------------------------------------------------------------------------------------------------------------------


                     SCHEDULE P - PART 3O - REINSURANCE B

- --------------------------------------------------------------------------------------------------------------------------------
1. 1988.....
2. 1989.....
3. 1990.....
4. 1991.....                                             NONE
5. 1992.....
6. 1993.....
- --------------------------------------------------------------------------------------------------------------------------------

                     SCHEDULE P - PART 3P - REINSURANCE C

- --------------------------------------------------------------------------------------------------------------------------------
1. 1988.....
2. 1989.....
3. 1990.....
4. 1991.....                                              NONE
5. 1992.....
6. 1993.....
- --------------------------------------------------------------------------------------------------------------------------------

                     SCHEDULE P - PART 3Q - REINSURANCE D

- --------------------------------------------------------------------------------------------------------------------------------
1. Prior....
2. 1984.....
3. 1985.....                                              NONE
4. 1986.....
5. 1987.....
- --------------------------------------------------------------------------------------------------------------------------------

      SCHEDULE P - PART 3R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE

- ------------------------------------------------------------------------------------------------------------------------------------
 1. Prior....     000         49        49        73       453       480       588       588       588       588
 2. 1984.....        27       21        21        21        21        21        21        21        21        97
 3. 1985.....   X X X X       26        34        34        34        34        34        41        34       328
 4. 1986.....   X X X X  X X X X    (1,636)     (793)     (638)      627       836     1,076     1,544     1,262
 5. 1987.....   X X X X  X X X X   X X X X       101       196       358       609       941     1,011     1,011
 6. 1988.....   X X X X  X X X X   X X X X   X X X X        49        72       121       149       222       233
 7. 1989.....   X X X X  X X X X   X X X X   X X X X   X X X X        62       159       293       375       383        82       34
 8. 1990.....   X X X X  X X X X   X X X X   X X X X   X X X X   X X X X       144       348       786       826       121       46
 9. 1991.....   X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X       132       388       421        89       55
10. 1992.....   X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X        71        73        42       26
11. 1993.....   X X X X  X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X   X X X X         1        30        6
- ------------------------------------------------------------------------------------------------------------------------------------

      SCHEDULE P - PART 3R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS-MADE

- ------------------------------------------------------------------------------------------------------------------------------------
 1. Prior....
 2. 1984.....
 3. 1985.....
 4. 1986.....
 5. 1987.....
 6. 1988.....                                               NONE
 7. 1989.....
 8. 1990.....
 9. 1991.....
10. 1992.....
11. 1993.....
- ------------------------------------------------------------------------------------------------------------------------------------

Note: Net of salvage and subrogation received.

CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ARMCO FINANCIAL
  SERVICES GROUP - COMPANIES TO BE SOLD


                 SCHEDULE P - PART 4A - HOMEOWNERS/FARMOWNERS

- --------------------------------------------------------------------------------------------------------------------------
      1           BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                ----------------------------------------------------------------------------------------------------------
Years in Which
 Losses Were       2          3          4          5          6          7          8          9         10         11
  Incurred       1984       1985       1986       1987       1988       1989       1990       1991       1992       1993
- --------------------------------------------------------------------------------------------------------------------------
 1. Prior....       259        459        926        (74)       (11)        11         43          4
 2. 1984.....     1,108        165        400        205        (16)       100         46
 3. 1985.....   X X X X        715        209        558        266         92         59
 4. 1986.....   X X X X    X X X X      1,756      1,030        575        336        120         18          8
 5. 1987.....   X X X X    X X X X    X X X X      1,210        742        357        119         17
 6. 1988.....   X X X X    X X X X    X X X X    X X X X      1,405        276        127         43         15
 7. 1989.....   X X X X    X X X X    X X X X    X X X X    X X X X      1,228        349         68         22
 8. 1990.....   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      1,308        206        144         21
 9. 1991.....   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      1,246        611        237
10. 1992.....   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      1,104        430
11. 1993.....   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      1,316
- --------------------------------------------------------------------------------------------------------------------------

        SCHEDULE P - PART 4B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL

- --------------------------------------------------------------------------------------------------------------------------
 1. Prior....       614        272        176        (26)        85         44         59
 2. 1984.....       919        285        130         27        222        126        132         24         23         23
 3. 1985.....   X X X X      2,348        271        107        417        225        238         41         19          8
 4. 1986.....   X X X X    X X X X      4,788      2,363      1,963        974        421         58         65          9
 5. 1987.....   X X X X    X X X X    X X X X      4,096      2,086      1,038        548        173        157         80
 6. 1988.....   X X X X    X X X X    X X X X    X X X X      5,426      2,379        861        474        264        250
 7. 1989.....   X X X X    X X X X    X X X X    X X X X    X X X X      5,916      1,349        527        543        349
 8. 1990.....   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      5,947      2,701        958        869
 9. 1991.....   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      6,765      2,577      2,035
10. 1992.....   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      8,352      3,001
11. 1993.....   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      8,253
- --------------------------------------------------------------------------------------------------------------------------

        SCHEDULE P - PART 4C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL

- --------------------------------------------------------------------------------------------------------------------------
 1. Prior....       333        225         76         (5)       204         94         21
 2. 1984....        734        194         85          0        359        215         83
 3. 1985.....   X X X X        960        261         33        424        169         77          8          3
 4. 1986.....   X X X X    X X X X      4,059      2,598      2,179        805        597         98         17          4
 5. 1987.....   X X X X    X X X X    X X X X      3,008      2,098        755        550         89         31         10
 6. 1988.....   X X X X    X X X X    X X X X    X X X X      5,653      1,692        731        408        150         68
 7. 1989.....   X X X X    X X X X    X X X X    X X X X    X X X X      5,064      2,363      1,294        664        445
 8. 1990.....   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      6,529      2,283      1,291        488
 9. 1991.....   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      6,661      2,788      3,091
10. 1992.....   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      6,385      3,806
11. 1993.....   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      4,575
- --------------------------------------------------------------------------------------------------------------------------

                 SCHEDULE P - PART 4D - WORKERS' COMPENSATION

- --------------------------------------------------------------------------------------------------------------------------
 1. Prior....       463         99         97       (108)       100         58        624        670        635        413
 2. 1984.....     1,065        306          5         40        107        117        227        129        130        129
 3. 1985.....   X X X X      1,056        287         59        287        154        253        166        215        131
 4. 1986.....   X X X X    X X X X      3,569      3,061      3,965      3,124      3,519      2,486      1,429      1,124
 5. 1987.....   X X X X    X X X X    X X X X      4,774      3,261      1,971      1,499      1,032        713        372
 6. 1988.....   X X X X    X X X X    X X X X    X X X X     12,005      6,385      3,188      2,109      1,116        890
 7. 1989.....   X X X X    X X X X    X X X X    X X X X    X X X X     15,257      7,937      3,199      2,547      1,608
 8. 1990.....   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X     13,287      6,136      2,640      2,332
 9. 1991.....   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X     17,006      6,276      3,905
10. 1992.....   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X     15,355      8,808
11. 1993.....   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X     16,019
- --------------------------------------------------------------------------------------------------------------------------

               SCHEDULE P - PART 4E - COMMERCIAL MULTIPLE PERIL

- --------------------------------------------------------------------------------------------------------------------------
 1. Prior....       141         56         53        (28)                   20
 2. 1984.....       503         58         47         (5)                   24
 3. 1985.....   X X X X        607        262        107        181         67
 4. 1986.....   X X X X    X X X X      6,630      2,662      1,781        955        163         40
 5. 1987.....   X X X X    X X X X    X X X X      4,165      1,554      1,078        331         36        179        134
 6. 1988.....   X X X X    X X X X    X X X X    X X X X      4,728      1,872      1,039        185        302        256
 7. 1989.....   X X X X    X X X X    X X X X    X X X X    X X X X      6,125      2,386      1,624      1,199        904
 8. 1990.....   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      8,739      4,425      3,224      2,067
 9. 1991.....   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X     12,187      6,611      3,959
10. 1992.....   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      9,492      6,360
11. 1993.....   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      6,854
- --------------------------------------------------------------------------------------------------------------------------

    CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ARMCO FINANCIAL
                     SERVICES GROUP - COMPANIES TO BE SOLD


      SCHEDULE P - PART 4F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE



- ---------------------------------------------------------------------------------------------------------------------------
      1           BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                -----------------------------------------------------------------------------------------------------------
Years in Which     2          3          4          5          6          7          8          9         10         11
 Losses Were     1984       1985       1986       1987       1988       1989       1990       1991       1992       1993
  Incurred
- ---------------------------------------------------------------------------------------------------------------------------
 1. Prior.....
 2. 1984......
 3. 1985......  X X X X
 4. 1986......  X X X X    X X X X         91         22         71        116
 5. 1987......  X X X X    X X X X    X X X X         40         19          8
 6. 1988......  X X X X    X X X X    X X X X    X X X X         48         14
 7. 1989......  X X X X    X X X X    X X X X    X X X X    X X X X         34
 8. 1990......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X        100
 9. 1991......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X
10. 1992......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X
11. 1993......  X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X
- --------------------------------------------------------------------------------------------------------------------------


     SCHEDULE P - PART 4F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS-MADE

- ---------------------------------------------------------------------------------------------------------------------------
 1. Prior.....
 2. 1984......
 3. 1985......
 4. 1986......
 5. 1987......
 6. 1988......                                               NONE
 7. 1989......
 8. 1990......
 9. 1991......
10. 1992......
11. 1993......
- --------------------------------------------------------------------------------------------------------------------------

       SCHEDULE P - PART 4G - SPECIAL LIABILITY (OCEAN MARINE, AIRCRAFT

                      (ALL PERILS), BOILER AND MACHINERY)

- ---------------------------------------------------------------------------------------------------------------------------
 1. Prior.....
 2. 1984......
 3. 1985......
 4. 1986......
 5. 1987......
 6. 1988......                                               NONE
 7. 1989......
 8. 1990......
 9. 1991......
10. 1992......
11. 1993......
- --------------------------------------------------------------------------------------------------------------------------

            SCHEDULE P - PART 4H - SECTION 1 - OTHER LIABILITY - OCCURRENCE

- --------------------------------------------------------------------------------------------------------------------------
 1. Prior ...       342        182         95         55         77         68        261        229         54         27
 2. 1984.....       313        152         39         52         61         34        102         88         37         30
 3. 1985.....   X X X X        438        206         96        179        112        125        111         47         77
 4. 1986.....   X X X X    X X X X     14,757     11,474      8,064      2,676      3,180      2,811      1,979      1,838
 5. 1987.....   X X X X    X X X X    X X X X      5,983      4,795      4,497      1,121        843        676        618
 6. 1988.....   X X X X    X X X X    X X X X    X X X X      6,401      5,043      3,149      1,634      1,089      1,061
 7. 1989.....   X X X X    X X X X    X X X X    X X X X    X X X X      8,415      4,890      3,328      2,465      2,087
 8. 1990.....   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      7,324      5,171      3,260      2,052
 9. 1991.....   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      8,578      7,027      5,716
10. 1992.....   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      7,249      6,271
11. 1993.....   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      6,267
- -------------------------------------------------------------------------------------------------------------------------------


       SCHEDULE P - PART 4H - SECTION 2 - OTHER LIABILITY - CLAIMS-MADE

- ---------------------------------------------------------------------------------------------------------------------------
 1. Prior.....
 2. 1984......
 3. 1985......
 4. 1986......
 5. 1987......
 6. 1988......                                                NONE
 7. 1989......
 8. 1990......
 9. 1991......
10. 1992......
11. 1993......
- --------------------------------------------------------------------------------------------------------------------------

CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ARMCO FINANCIAL
  SERVICES GROUP - COMPANIES TO BE SOLD


 SCHEDULE P - PART 4I - SPECIAL PROPERTY (FIRE, ALLIED LINES, INLAND MARINE,

                   EARTHQUAKE, GLASS, BURGLARY AND THEFT)

- --------------------------------------------------------------------------------------------------------------------------
      1           BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                ----------------------------------------------------------------------------------------------------------
Years in Which
 Losses Were       2          3          4          5          6          7          8          9         10         11
  Incurred       1984       1985       1986       1987       1988       1989       1990       1991       1992       1993
- --------------------------------------------------------------------------------------------------------------------------
 1. Prior....   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      2,098        615         21
 2  1992.....   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      1,179        224
 3. 1993.....   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X        406
- --------------------------------------------------------------------------------------------------------------------------


                 SCHEDULE P - PART 4J - AUTO PHYSICAL DAMAGE

- --------------------------------------------------------------------------------------------------------------------------
 1. Prior....   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      1,060       (132)       (81)
 2  1992.....   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      1,090        453
 3. 1993.....   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X         30
- --------------------------------------------------------------------------------------------------------------------------

SCHEDULE P - PART 4K - FIDELITY, SURETY, FINANCIAL GUARANTY, MORTGAGE GUARANTY

- --------------------------------------------------------------------------------------------------------------------------
 1. Prior....   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X        (73)       (68)       (51)
 2  1992.....   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X
 3. 1993.....   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X
- --------------------------------------------------------------------------------------------------------------------------


    SCHEDULE P - PART 4L - OTHER (INCLUDING CREDIT, ACCIDENT AND HEALTH)

- --------------------------------------------------------------------------------------------------------------------------
 1. Prior....   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X         62
 2  1992.....   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X         92         20
 3. 1993.....   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X         55
- --------------------------------------------------------------------------------------------------------------------------

                    SCHEDULE P - PART 4M - INTERNATIONAL

- --------------------------------------------------------------------------------------------------------------------------
 1. Prior....
 2  1984.....
 3. 1985.....
 4. 1986.....
 5. 1987.....
 6  1988.....                                             NONE
 7. 1989.....
 8. 1990.....
 9. 1991.....
10. 1992.....
11. 1993.....
- --------------------------------------------------------------------------------------------------------------------------

CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ARMCO FINANCIAL
  SERVICES GROUP - COMPANIES TO BE SOLD


                    SCHEDULE P - PART 4N - REINSURANCE A

- --------------------------------------------------------------------------------------------------------------------------
      1           BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                ----------------------------------------------------------------------------------------------------------
Years in Which
 Losses Were       2          3          4          5          6          7          8          9         10         11
  Incurred       1984       1985       1986       1987       1988       1989       1990       1991       1992       1993
- --------------------------------------------------------------------------------------------------------------------------
 1. 1988......
 2. 1989.....
 3. 1990.....
 4. 1991.....                                               NONE
 5. 1992.....
 6. 1993.....
- --------------------------------------------------------------------------------------------------------------------------



                    SCHEDULE P - PART 4O - REINSURANCE B

- --------------------------------------------------------------------------------------------------------------------------
 1. 1988......
 2. 1989.....
 3. 1990.....
 4. 1991.....                                               NONE
 5. 1992.....
 6. 1993.....
- --------------------------------------------------------------------------------------------------------------------------



                    SCHEDULE P - PART 4P - REINSURANCE C

- --------------------------------------------------------------------------------------------------------------------------
 1. 1988......
 2. 1989.....
 3. 1990.....
 4. 1991.....                                               NONE
 5. 1992.....
 6. 1993.....
- --------------------------------------------------------------------------------------------------------------------------


                    SCHEDULE P - PART 4Q - REINSURANCE D

- --------------------------------------------------------------------------------------------------------------------------
 1. Prior....
 2. 1984.....
 3. 1985.....                                               NONE
 4. 1986.....
 5. 1987.....
- --------------------------------------------------------------------------------------------------------------------------


     SCHEDULE P - PART 4R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE

- --------------------------------------------------------------------------------------------------------------------------
      1           BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                ----------------------------------------------------------------------------------------------------------
Years in Which
 Losses Were       2          3          4          5          6          7          8          9         10         11
  Incurred       1984       1985       1986       1987       1988       1989       1990       1991       1992       1993
- --------------------------------------------------------------------------------------------------------------------------
 1. Prior....
 2. 1984.....
 3. 1985.....   X X X X         13
 4. 1986.....   X X X X    X X X X      1,017        644      1,278        249        576        150        358        207
 5. 1987.....   X X X X    X X X X    X X X X      1,382        901        350        197        166        151
 6. 1988.....   X X X X    X X X X    X X X X    X X X X      1,239        516        487        124         45
 7. 1989.....   X X X X    X X X X    X X X X    X X X X    X X X X      1,104        809        172        401
 8. 1990.....   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      1,313        434        535         70
 9. 1991.....   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X        805        641        160
10. 1992.....   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X        536         55
11. 1993.....   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X         78
- --------------------------------------------------------------------------------------------------------------------------

      SCHEDULE P - PART 4R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS-MADE

- --------------------------------------------------------------------------------------------------------------------------
 1. Prior....
 2. 1984.....
 3. 1985.....
 4. 1986.....
 5. 1987.....
 6. 1988.....                                               NONE
 7. 1989.....
 8. 1990.....
 9. 1991.....
10. 1992.....
11. 1993.....
- --------------------------------------------------------------------------------------------------------------------------

CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE ARMCO FINANCIAL
  SERVICES GROUP - COMPANIES TO BE SOLD


                         SCHEDULE P INTERROGATORIES


1. Computation of excess statutory reserves over statement reserves. See Instructions for explanation and formulas.

    (a) Auto Liability (private passenger and commercial)

          1993          $0 (   70.7%)   1992          $0 (   70.7%)
               ----------------------        ----------------------
          1991          $0 (   70.7%)                      Total          $0
               ----------------------                            -----------

    (b) Other Liability and Products Liability

          1993          $0 (   60.0%)   1992          $0 (   60.0%)
               ----------------------        ----------------------
          1991          $0 (   60.0%)                      Total           $0
               ----------------------                            ------------

    (c) Medical Malpractice

          1993         $36 (   60.0%)   1992         $44 (  60.0%)
               ----------------------        ---------------------
          1991         $61 (   60.0%)                      Total         $141
               ----------------------                            ------------

    (d) Workers' Compensation

          1993        $171 (   75.0%)   1992         $0 (   75.0%)
               ----------------------        ---------------------
          1991          $0 (   75.0%)                      Total          171
               ----------------------                            ------------

    (e) Credit                                             Total            0
                                                                 ------------

    (f) All Lines Total (Report here and Page 3)           Total          312
                                                                 ------------

2. What is the extended loss and expense reserve - direct and assumed - for the following classes? An example of an extended loss and expense reserve is the actuarial reserve for the free-tail coverage arising upon death, disability or retirement in most medical malpractice policies. Such a liability is to be reported here even if it was not reported elsewhere in Schedule P, but otherwise reported as a liability item on page 3. Show the full reserve amount, not just the change during the current year.

- -------------------------------------------------------------------------------
Year in which premiums           1                 2               3
were earned and losses        Medical            Other          Products
   were incurred            Malpractice        Liability        Liability
- -------------------------------------------------------------------------------
(a) 1987
(b) 1988
(c) 1989
(d) 1990                              NONE
(e) 1991
(f) 1992
(g) 1993
- -------------------------------------------------------------------------------
(h) Totals                            0                0               0
- -------------------------------------------------------------------------------


3. The term "Loss expense" includes all payments for legal expenses, including attorney's and witness fees and court costs, salaries and expenses of investigators, adjustors and field men, rents, stationery, telegraph and telephone charges, postage, salaries and expenses of office employees, home office expenses and all other payments under or on account of such injuries, whether the payments are allocated to specific claims or are unallocated. Are they so reported in this statement?
                                                  Answer:      Yes [X]  No [_]

4. The unallocated loss expense payments paid during the most recent calendar year should be distributed to the various years in which losses were incurred as follows: (1) 45% to the most recent year, (2) 5% to the next most recent year, and (3) the balance to all years, including the most recent, in proportion to the amount of loss payments paid for each year during the most recent calendar year. If the distribution in (1) or (2) produces an accumulated distribution to such year in excess of 10% of the premiums earned for such year, disregarding all distributions made under
    (3), such accumulated distribution should be limited to 10% of premiums earned and the balance distributed in accordance with (3). Are they so reported in this Statement?
                                                  Answer:      Yes [X]  No [_]

5. Do any lines in Schedule P include reserves which are reported gross of any discount to present value of future payments, but are reported net of such discounts on page 10?
                                                  Answer:      Yes [_]  No [X]

    If yes, proper reporting must be made in the Notes to Financial Statements, as specified in the Instructions. Also, the discounts must be reported in Schedule P - Part 1, Columns 31 and 32.

    Schedule P must be completed gross of non-tabular discounting. Work papers relating to discount calculations must be available for examination upon request.

    Discounting is allowed only if expressly permitted by the state insurance department to which this Annual Statement is being filed.

6.  What were the net premiums in force at the end of the year for:
    (in thousands of dollars)
                                   (a) Fidelity                          $2

                                   (b) Surety                            $0

7.  Claim count information is
    reported (check one) If not
    the same in all years,
    explain in Question 8.
                                   (a) per claim
                                                                 -----------
                                   (b) per claimant                   X
                                                                 -----------

8. The information provided in Schedule P will be used by many persons to estimate the adequacy of the current loss and expense reserves, among other things. Are there any especially significant events, coverage, retention or accounting changes which have occurred which must be considered when making such analyses (An extended statement may be attached)? Part 4-Bulk and Incurred But Not Reported Reserves - 1984 to
    1987 represents pure incurred but not reported losses and allocated expenses. 1988 - 1993 represents bulk reserves plus pure incurred but not reported losses and allocated expenses. All Incurred Losses and Allocated Loss Adjustment Expenses and Bulk Loss and Loss Adjustment Reserves in
    Parts 2 and 4 have been reduced by the amount of anticipated salvage and subrogation in accordance with a change in accounting principles for salvage and subrogation recoverable. .......................................
    ............................................................................
    ............................................................................
    ............................................................................
    ............................................................................

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